                    Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended June 30, 2020

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly-traded developer, owner and manager of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s complete portfolio totals 51.2 million square feet and 195 properties, including nine properties under construction/redevelopment, and consists of 176 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned eight consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current expectations of future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of the COVID-19 global pandemic, including the duration, scope and severity of the pandemic domestically and internationally; federal, state and local government actions or restrictive measures implemented in response to COVID-19, the effectiveness of such measures and the direct and indirect impact of such measures on our and our tenants' businesses, financial condition, results of operation, cash flows, liquidity and performance, and the U.S. and international economy and economic activity generally; whether new or existing actions/or measures continue to result in increasing unemployment that impact the ability of our residential tenants to generate sufficient income to pay, or make them unwilling to pay, rent in full or at all in a timely manner; the health, continued service and availability of our personnel, including our key personnel and property management teams; the effectiveness or lack of effectiveness of government relief in providing assistance to individuals and large and small businesses, including our tenants, that have suffered significant adverse effects from COVID-19; and the extent of construction delays on our development/redevelopment projects due to work-stoppage orders or disruptions in the supply of materials which could result in our failure to meet the development milestones set forth in any applicable lease agreement, delay the commencement or completion of construction and our anticipated lease-up plans for a development/redevelopment project or our overall development pipeline that may cause returns on investment to be less than projected, and/or increase the costs of construction of new or existing projects. In addition to the risks specific to COVID-19, other factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 54.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations, income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 58.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3352 or
(t) 617.236.3300		investorrelations@bxp.com	mlabelle@bxp.com
(f) 617.236.3311		(t) 617.236.3822
		(f) 617.236.3311	Sara Buda
Vice President, Investor Relations
at 617.236.3429 or
sbuda@bxp.com
(Cover photo: 20 CityPoint, Waltham, MA)

Q2 2020
Table of contents

Q2 2020
Company profile

SNAPSHOT

(as of June 30, 2020)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	195
Total Square Feet (includes unconsolidated joint ventures)	51.2 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	173.1 million
Closing Price, at the end of the quarter	$90.38 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	4.34%
Consolidated Market Capitalization [1]	$28.9 billion
BXP’s Share of Market Capitalization [1,2]	$28.8 billion
Senior Debt Ratings	A- (S&P); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;
•invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our tenants and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make new investments at opportune points in time; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our customers, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Joel I. Klein	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Owen D. Thomas	Chief Executive Officer	Douglas T. Linde	President
Douglas T. Linde	President	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte	Chair of the Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan
Karen E. Dykstra		Peter D. Johnston	Executive Vice President, Washington, DC Region
Carol B. Einiger		Bryan J. Koop	Executive Vice President, Boston Region
Diane J. Hoskins		Robert E. Pester	Executive Vice President, San Francisco Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President and Chief Legal Officer
David A. Twardock	Chair of Audit Committee	Michael R. Walsh	Senior Vice President and Chief Accounting Officer
William H. Walton, III		Donna Garesche	Senior Vice President and Chief Human Resources Officer

		James Whalen	Senior Vice President and Chief Information Officer

____________________
1For additional detail, see page 27.
2For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q2 2020
COVID-19 Impact

Commencing in mid March 2020, the COVID-19 pandemic began to have an impact on the United States. Consequently, the Company’s financial results have been adversely impacted for the three months ended June 30, 2020. Set forth below are the details related to the effects of the COVID-19 pandemic to the Company’s operations for the three months ended June 30, 2020.
(unaudited and dollars in thousands)
For the second quarter of 2020, Revenue was $654,773 and Net income attributable to Boston Properties, Inc. common shareholders was $266,525. For the second quarter of 2019, Revenue was $733,741 and Net income attributable to Boston Properties, Inc. common shareholders was $164,318.

BXP’s Share of Revenue1 for the second quarter of 2020 was $638,485, marking a decrease of $60,158 from Q2 2019. Included in BXP’s Share for Q2 2020 is an aggregate of $69,129 of primarily COVID-19 related decreases consisting of:
•$26,325 of write-offs associated with accrued rent (included within straight-line rent)2,
•$14,707 of write-offs associated with accounts receivable2,,
•$13,352 decrease in parking and other revenue2,, and
•$14,745 decrease due to the closure of our only hotel.

Funds from Operations (“FFO”) attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)1, 3 for Q2 2020 was $263,243, marking a decrease of $44,576 from Q2 2019. Included in Q2 2020 is an aggregate of $62,022 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$26,325 of write-offs associated with accrued rent (included within straight-line rent)2,,
•$14,707 of write-offs associated with accounts receivable2,,
•$13,352 decrease in parking and other revenue2,, and
•$7,638 decrease in NOI due to the closure of our only hotel.

BXP’s Share of Same Property NOI (excluding termination income)1, 4 was $368,834, marking a decrease of $44,575 from Q2 2019. Included in Q2 2020 is an aggregate of $59,489 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$24,729 of write-offs associated with accrued rent (included within straight-line rent)2,,
•$13,999 of write-offs associated with accounts receivable2,,
•$13,123 decrease in parking and other revenue2,, and
•$7,638 decrease in NOI due to the closure of our only hotel.

BXP’s Share of Same Property NOI (excluding termination income) - cash1, 4 was $349,808, marking a decrease of $39,376 from Q2 2019. Included in Q2 2020 is an aggregate of $49,511 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$14,751 decrease in lease revenue, primarily related to COVID-19 cash rent abatements and deferrals2,
•$13,999 of write-offs associated with accounts receivable2,,
•$13,123 decrease in parking and other revenue2,, and
•$7,638 decrease in NOI due to the closure of our only hotel.

Funds Available for Distribution (“FAD”)1, 5 was $153,660 for Q2 2020, a decrease of $70,059 from Q2 2019. The distributions to common shareholders and unitholders (excluding any special distributions) were $169,701 for Q2 2020. Included in Q2 2020, is an aggregate of $52,248 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$16,551 decrease in lease revenue, primarily related to COVID-19 cash rent abatements and deferrals2,
•$14,707 of write-offs associated with accounts receivable2,,
•$13,352 decrease in parking and other revenue2,, and
•$7,638 decrease in NOI due to the closure of our only hotel.
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For additional information, see page 58.
3For quantitative reconciliations of FFO for the three months ended June 30, 2020 and June 30, 2019, see pages 6 and 65, respectively.
4For a quantitative reconciliation for the three months ended June 30, 2020, see page 10.
5For quantitative reconciliations of FAD for the three months ended June 30, 2020 and June 30, 2019, see pages 7 and and 66, respectively.

Q2 2020
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Jun-20	31-Mar-20
Net income attributable to Boston Properties, Inc. common shareholders	$266,525	$497,496
Net income attributable to Boston Properties, Inc. per share - diluted	$1.71	$3.20
FFO attributable to Boston Properties, Inc. common shareholders [1]	$236,908	$284,062
Diluted FFO per share [1]	$1.52	$1.83
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$153,660	$235,890

Selected items:
Revenue	$654,773	$752,556
Recoveries from tenants	$98,393	$120,942
Service income from tenants	$1,115	$2,972
BXP’s Share of revenue [3]	$638,485	$720,387
BXP’s Share of straight-line rent [3]	$22,747	$31,262
BXP’s Share of write-offs associated with accrued rent (included within straight-line rent) [3]	$(26,325)	$(1,526)
BXP’s Share of write-offs associated with accounts receivable (included within lease revenue) [3]	$(14,707)	$(815)
BXP’s Share of fair value lease revenue [3,4]	$2,548	$3,189
BXP’s Share of termination income [3]	$2,988	$2,161
Ground rent expense	$3,468	$3,574
Capitalized interest	$13,717	$14,149
Capitalized wages	$3,401	$2,826
Income (loss) from unconsolidated joint ventures	$1,832	$(369)
BXP’s share of FFO from unconsolidated joint ventures [5]	$16,898	$17,963
Net income (loss) attributable to noncontrolling interests in property partnerships	$(767)	$19,486
FFO attributable to noncontrolling interests in property partnerships [6]	$21,713	$37,113

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$6,927	$8,197
Below-market rents (included within Other Liabilities)	$31,277	$34,706
Accrued rental income liability (included within Other Liabilities)	$125,887	$129,567

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	3.53	4.22
Interest Coverage Ratio (including capitalized interest) [7]	3.11	3.65
Fixed Charge Coverage Ratio [7]	2.68	3.03
BXP’s Share of Net Debt to BXP’s Share of EBITDAre [8]	7.38	6.59
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	(10.8)%	4.8%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	(10.1)%	5.0%
FAD Payout Ratio [2]	110.44%	71.92%
Operating Margins [(rental revenue - rental expense)/rental revenue]	62.8%	64.2%
Occupancy of In-Service Properties	92.0%	92.9%

Capitalization:
Consolidated Debt	$13,048,579	$12,061,224
BXP’s Share of Debt [10]	$12,918,703	$11,890,196
Consolidated Market Capitalization	$28,892,634	$28,224,392
Consolidated Debt/Consolidated Market Capitalization	45.16%	42.73%
BXP’s Share of Market Capitalization [10]	$28,762,758	$28,053,364
BXP’s Share of Debt/BXP’s Share of Market Capitalization [10]	44.91%	42.38%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 6.
2For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended June 30, 2020, see page 36.
6For a quantitative reconciliation for the three months ended June 30, 2020, see page 33.
7For a quantitative reconciliation for the three months ended June 30, 2020 and March 31, 2020, see page 31.
8For a quantitative reconciliation for the three months ended June 30, 2020 and March 31, 2020, see page 30.
9For a quantitative reconciliation for the three months ended June 30, 2020, see page 10.
10For a quantitative reconciliation for June 30, 2020, see page 27.

Q2 2020
Consolidated Balance Sheets

(unaudited and in thousands)

	30-Jun-20	31-Mar-20
ASSETS
Real estate	21,267,915	$21,273,137
Construction in progress	893,935	804,179
Land held for future development	414,053	264,893
Right of use assets - finance leases	237,394	237,394
Right of use assets - operating leases	147,512	148,057
Less accumulated depreciation	(5,292,389)	(5,209,487)
Total real estate	17,668,420	17,518,173
Cash and cash equivalents	1,691,047	660,733
Cash held in escrows	300,608	197,845
Investments in securities	32,848	28,101
Tenant and other receivables, net	82,545	89,431
Related party note receivable, net	78,520	78,800
Notes receivable, net	25,480	15,794
Accrued rental income, net	1,069,004	1,059,677
Deferred charges, net	655,813	667,076
Prepaid expenses and other assets	56,768	136,730
Investments in unconsolidated joint ventures	1,339,724	1,377,338
Total assets	$23,000,777	$21,829,698

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,915,852	$2,919,157
Unsecured senior notes, net	9,633,577	8,393,009
Unsecured line of credit	—	250,000
Unsecured term loan, net	499,150	499,058
Lease liabilities- finance leases	230,146	227,067
Lease liabilities - operating leases	200,979	200,573
Accounts payable and accrued expenses	328,292	293,831
Dividends and distributions payable	171,077	171,026
Accrued interest payable	95,274	82,388
Other liabilities	373,281	366,852
Total liabilities	14,447,628	13,402,961

Commitments and contingencies	—	—

Redeemable deferred stock units	6,003	5,854
Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at June 30, 2020 and March 31, 2020	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 155,701,186 and 155,393,455 issued and 155,622,286 and 155,314,555 outstanding at June 30, 2020 and March 31, 2020, respectively	1,556	1,553
Additional paid-in capital	6,340,665	6,321,475
Dividends in excess of earnings	(302,511)	(416,740)
Treasury common stock at cost, 78,900 shares at June 30, 2020 and March 31, 2020	(2,722)	(2,722)
Accumulated other comprehensive loss	(54,921)	(55,700)
Total stockholders’ equity attributable to Boston Properties, Inc.	6,182,067	6,047,866

Noncontrolling interests:
Common units of the Operating Partnership	640,491	636,572
Property partnerships	1,724,588	1,736,445
Total equity	8,547,146	8,420,883

Total liabilities and equity	$23,000,777	$21,829,698

Q2 2020
Consolidated Income Statements [1]

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-20	31-Mar-20
Revenue
Lease	$630,119	$710,111
Parking and other	13,946	24,504
Hotel revenue	99	6,825
Development and management services	8,125	7,879
Direct reimbursements of payroll and related costs from management services contracts	2,484	3,237
Total revenue	654,773	752,556
Expenses
Operating	109,448	127,800
Real estate taxes	130,415	135,019
Demolition costs	(76)	147
Hotel operating	1,973	6,821
General and administrative [2]	37,743	36,454
Payroll and related costs from management services contracts	2,484	3,237
Transaction costs	332	615
Depreciation and amortization	178,188	171,094
Total expenses	460,507	481,187
Other income (expense)
Income (loss) from unconsolidated joint ventures	1,832	(369)
Gains on sales of real estate	203,767	410,165
Gains (losses) from investments in securities [2]	4,552	(5,445)
Interest and other income (loss)	1,305	3,017
Interest expense	(107,142)	(101,591)
Net income	298,580	577,146
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	767	(19,486)
Noncontrolling interest - common units of the Operating Partnership [3]	(30,197)	(57,539)
Net income attributable to Boston Properties, Inc.	269,150	500,121
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$266,525	$497,496

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.71	$3.20
Net income attributable to Boston Properties, Inc. per share - diluted	$1.71	$3.20

_____________
1Commencing in mid March 2020, the COVID-19 pandemic began to have an impact on the United States. Consequently, the Company’s financial results have been adversely impacted for the three months ended June 30, 2020. For additional detail, see page 58.
2General and administrative expense includes $4.6 million and $(5.4) million and Gains (losses) from investments in securities include $4.6 million and $(5.4) million for the three months ended June 30, 2020 and March 31, 2020, respectively, related to the Company’s deferred compensation plan.
3For additional detail, see page 6.

Q2 2020
Funds from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Jun-20	31-Mar-20
Net income attributable to Boston Properties, Inc. common shareholders	$266,525	$497,496
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	30,197	57,539
Noncontrolling interests in property partnerships	(767)	19,486
Net income	298,580	577,146
Add:
Depreciation and amortization expense	178,188	171,094
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(22,480)	(17,627)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	21,012	18,332
Corporate-related depreciation and amortization	(486)	(469)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	5,946	—
Gains on sales of real estate	203,767	410,165
Noncontrolling interests in property partnerships	(767)	19,486
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	263,243	316,200
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	26,335	32,138
FFO attributable to Boston Properties, Inc. common shareholders [4]	$236,908	$284,062

Boston Properties, Inc.’s percentage share of Basic FFO	90.00%	89.84%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.00%	10.16%
Basic FFO per share	$1.52	$1.83
Weighted average shares outstanding - basic	155,386	155,011
Diluted FFO per share	$1.52	$1.83
Weighted average shares outstanding - diluted	155,407	155,258

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Jun-20	31-Mar-20
Basic FFO	$263,243	$316,200
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	263,243	316,200
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	26,331	32,092
Boston Properties, Inc.’s share of Diluted FFO	$236,912	$284,108

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Jun-20	31-Mar-20
Shares/units for Basic FFO	172,659	172,549
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	21	247
Shares/units for Diluted FFO	172,680	172,796
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,273	17,538
Boston Properties, Inc.’s share of shares/units for Diluted FFO	155,407	155,258

Boston Properties, Inc.’s percentage share of Diluted FFO	90.00%	89.85%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For a quantitative reconciliation for the three months ended June 30, 2020, see page 33.
3For a quantitative reconciliation for the three months ended June 30, 2020, see page 36.
4The FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO) is $44,576 less than Q2 2019. Included in the Q2 2020 amounts are BXP’s Share of: $26,325 of write-offs associated with accrued rent (included within straight-line rent, $14,707 of write-offs associated with accounts receivable, a $13,352 decrease in parking and other revenue and a $7,638 decrease in NOI due to the closure of our only hotel. These items decreased Q2 2020 FAD by $62,022. For additional information, see page 58.

Q2 2020
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	30-Jun-20		31-Mar-20
Net income attributable to Boston Properties, Inc. common shareholders	$266,525		$497,496
Add:
Preferred dividends	2,625		2,625
Noncontrolling interest - common units of the Operating Partnership	30,197		57,539
Noncontrolling interests in property partnerships	(767)		19,486
Net income	298,580		577,146
Add:
Depreciation and amortization expense	178,188		171,094
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(22,480)		(17,627)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	21,012		18,332
Corporate-related depreciation and amortization	(486)		(469)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	5,946		—
Gains on sales of real estate	203,767		410,165
Noncontrolling interests in property partnerships	(767)		19,486
Preferred dividends	2,625		2,625
Basic FFO	263,243		316,200
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	1,309		4,023
BXP’s Share of hedge amortization [1]	1,446		1,435
BXP’s Share of straight-line ground rent expense adjustment [1,5]	992		1,017
Stock-based compensation	10,374		17,525
Non-real estate depreciation	486		469
Unearned portion of capitalized fees from consolidated joint ventures [6]	411		56
Less:
BXP’s Share of straight-line rent [1]	22,747		31,262
BXP’s Share of fair value lease revenue [1,7]	2,548		3,189
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—		—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	83,024		49,943
BXP’s Share of maintenance capital expenditures [1,8]	16,246		20,244
Hotel improvements, equipment upgrades and replacements	36		197
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$153,660	[9]	$235,890

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$169,701		$169,652

FAD Payout Ratio[1] (B÷A)	110.44%		71.92%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For a quantitative reconciliation for the three months ended June 30, 2020, see page 33.
3For a quantitative reconciliation for the three months ended June 30, 2020, see page 36.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 60 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.
9The FAD is $70,059 less than Q2 2019. Included in the Q2 2020 amounts are BXP’s Share of: $14,707 of write-offs associated with accounts receivable, a $16,551 decrease in lease revenue, primarily related to COVID-19 cash rent abatements and deferrals, a $13,352 decrease in parking and other revenue and a $7,638 decrease in NOI due to the closure of our only hotel. These items decreased Q2 2020 FAD by $52,248. For additional information, see page 58. For a quantitative reconciliation for the three months ended June 30, 2019, see page 66.

Q2 2020
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	30-Jun-20	30-Jun-19
Net income attributable to Boston Properties, Inc. common shareholders	$266,525	$164,318
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	269,150	166,943
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	30,197	19,036
Noncontrolling interest in property partnerships	(767)	17,482
Net income	298,580	203,461
Add:
Interest expense	107,142	102,357
Depreciation and amortization expense	178,188	177,411
Transaction costs	332	417
Payroll and related costs from management services contracts	2,484	2,403
General and administrative expense	37,743	35,071
Less:
Interest and other income (loss)	1,305	3,615
Gains from investments in securities	4,552	1,165
Gains from sales of real estate	203,767	1,686
Income from unconsolidated joint ventures	1,832	47,964
Direct reimbursements of payroll and related costs from management services contracts	2,484	2,403
Development and management services revenue	8,125	9,986
Net Operating Income (NOI)	402,404	454,301
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	27,911	24,715
Less:
Partners’ share of NOI from consolidated joint ventures (after priority allocations and income allocation to private REIT shareholders) [2]	32,427	45,562
BXP’s Share of NOI	397,888	433,454
Less:
Termination income	3,309	4,910
BXP’s share of termination income from unconsolidated joint ventures [1]	—	50
Add:
Partners’ share of termination income from consolidated joint ventures [2]	321	(9)
BXP’s Share of NOI (excluding termination income)	$394,900	$428,485

Net Operating Income (NOI)	$402,404	$454,301
Less:
Termination income	3,309	4,910
NOI from non Same Properties (excluding termination income) [3]	18,240	13,604
Same Property NOI (excluding termination income)	380,855	435,787
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [2]	32,106	45,571
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [3]	(1,150)	263
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	27,911	24,665
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	6,676	1,735
BXP’s Share of Same Property NOI (excluding termination income)	$368,834	$413,409
_____________
1For a quantitative reconciliation for the three months ended June 30, 2020, see page 63.
2For a quantitative reconciliation for the three months ended June 30, 2020, see pages 60-61.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2020 and therefore are no longer a part of the Company’s property portfolio.

Q2 2020
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	30-Jun-20	30-Jun-19
Net income attributable to Boston Properties, Inc. common shareholders	$266,525	$164,318
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	269,150	166,943
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	30,197	19,036
Noncontrolling interest in property partnerships	(767)	17,482
Net income	298,580	203,461
Add:
Interest expense	107,142	102,357
Depreciation and amortization expense	178,188	177,411
Transaction costs	332	417
Payroll and related costs from management services contracts	2,484	2,403
General and administrative expense	37,743	35,071
Less:
Interest and other income (loss)	1,305	3,615
Gains from investments in securities	4,552	1,165
Gains from sales of real estate	203,767	1,686
Income from unconsolidated joint ventures	1,832	47,964
Direct reimbursements of payroll and related costs from management services contracts	2,484	2,403
Development and management services revenue	8,125	9,986
Net Operating Income (NOI)	402,404	454,301
Less:
Straight-line rent	17,024	17,017
Fair value lease revenue	2,159	6,012
Termination income	3,309	4,910
Add:
Straight-line ground rent expense adjustment [1]	799	843
Lease transaction costs that qualify as rent inducements [2]	1,616	1,438
NOI - cash (excluding termination income)	382,327	428,643
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	17,130	16,519
Same Property NOI - cash (excluding termination income)	365,197	412,124
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [4]	33,522	41,862
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [3]	(166)	334
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	22,949	20,357
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	4,650	1,769
BXP’s Share of Same Property NOI - cash (excluding termination income)	$349,808	$389,184
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $152 and $176 for the three months ended June 30, 2020 and 2019, respectively. As of June 30, 2020, the Company has remaining lease payments aggregating approximately $26.0 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2020 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended June 30, 2020, see page 61.
5For a quantitative reconciliation for the three months ended June 30, 2020, see page 63.

Q2 2020
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential [2]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-20	30-Jun-19	Change	Change	30-Jun-20	30-Jun-19	Change	Change
Rental Revenue [3]	$607,851	$672,801			$9,501	$23,843
Less: Termination income	3,264	4,572			—	—
Rental revenue (excluding termination income) [3]	604,587	668,229	$(63,642)	(9.5)%	9,501	23,843	$(14,342)	(60.2)%
Less: Operating expenses and real estate taxes	227,295	243,083	(15,788)	(6.5)%	5,938	13,202	(7,264)	(55.0)%
NOI (excluding termination income) 3, [4]	$377,292	$425,146	$(47,854)	(11.3)%	$3,563	$10,641	$(7,078)	(66.5)%

Rental revenue (excluding termination income) [3]	$604,587	$668,229	$(63,642)	(9.5)%	$9,501	$23,843	$(14,342)	(60.2)%
Less: Straight-line rent and fair value lease revenue	18,145	25,922	(7,777)	(30.0)%	(76)	22	(98)	(445.5)%
Add: Lease transaction costs that qualify as rent inducements [5]	1,612	1,438	174	12.1%	—	—	—	—%
Subtotal	588,054	643,745	(55,691)	(8.7)%	9,577	23,821	(14,244)	(59.8)%
Less: Operating expenses and real estate taxes	227,295	243,083	(15,788)	(6.5)%	5,938	13,202	(7,264)	(55.0)%
Add: Straight-line ground rent expense [6]	799	843	(44)	(5.2)%	—	—	—	—%
NOI - cash (excluding termination income) 3, [4]	$361,558	$401,505	$(39,947)	(9.9)%	$3,639	$10,619	$(6,980)	(65.7)%

	Consolidated Total [1,7] (A)				BXP’s share of Unconsolidated Joint Ventures [7] (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-20	30-Jun-19	Change	Change	30-Jun-20	30-Jun-19	Change	Change
Rental Revenue [3]	$617,352	$696,644			$32,357	$35,114
Less: Termination income	3,264	4,572			—	50
Rental revenue (excluding termination income) [3]	614,088	692,072	$(77,984)	(11.3)%	32,357	35,064	$(2,707)	(7.7)%
Less: Operating expenses and real estate taxes	233,233	256,285	(23,052)	(9.0)%	11,122	12,134	(1,012)	(8.3)%
NOI (excluding termination income) 3, [4]	$380,855	$435,787	$(54,932)	(12.6)%	$21,235	$22,930	$(1,695)	(7.4)%

Rental revenue (excluding termination income) [3]	$614,088	$692,072	$(77,984)	(11.3)%	$32,357	$35,064	$(2,707)	(7.7)%
Less: Straight-line rent and fair value lease revenue	18,069	25,944	(7,875)	(30.4)%	3,076	4,491	(1,415)	(31.5)%
Add: Lease transaction costs that qualify as rent inducements [5]	1,612	1,438	174	12.1%	140	149	(9)	(6.0)%
Subtotal	$597,631	$667,566	(69,935)	(10.5)%	29,421	30,722	(1,301)	(4.2)%
Less: Operating expenses and real estate taxes	233,233	256,285	(23,052)	(9.0)%	11,122	12,134	(1,012)	(8.3)%
Add: Straight-line ground rent expense [6]	799	843	(44)	(5.2)%	—	—	—	—%
NOI - cash (excluding termination income) 3, [4]	$365,197	$412,124	$(46,927)	(11.4)%	$18,299	$18,588	$(289)	(1.6)%

	Partners’ share of Consolidated Joint Ventures [7] (C)				BXP’s Share 3, [7,8,9,10]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-20	30-Jun-19	Change	Change	30-Jun-20	30-Jun-19	Change	Change
Rental Revenue [3]	$61,192	$73,665			$588,517	$658,093
Less: Termination income	321	(9)			2,943	4,631
Rental revenue (excluding termination income) [3]	60,871	73,674	$(12,803)	(17.4)%	585,574	653,462	$(67,888)	(10.4)%
Less: Operating expenses and real estate taxes	27,615	28,366	(751)	(2.6)%	216,740	240,053	(23,313)	(9.7)%
NOI (excluding termination income) 3, [4]	$33,256	$45,308	$(12,052)	(26.6)%	$368,834	$413,409	$(44,575)	(10.8)%

Rental revenue (excluding termination income) [3]	$60,871	$73,674	$(12,803)	(17.4)%	$585,574	$653,462	$(67,888)	(10.4)%
Less: Straight-line rent and fair value lease revenue	(312)	3,780	(4,092)	(108.3)%	21,457	26,655	(5,198)	(19.5)%
Add: Lease transaction costs that qualify as rent inducements [5]	120	—	120	100.0%	1,632	1,587	45	2.8%
Subtotal	61,303	69,894	(8,591)	(12.3)%	565,749	628,394	(62,645)	(10.0)%
Less: Operating expenses and real estate taxes	27,615	28,366	(751)	(2.6)%	216,740	240,053	(23,313)	(9.7)%
Add: Straight-line ground rent expense [6]	—	—	—	—%	799	843	(44)	(5.2)%
NOI - cash (excluding termination income) 3, [4]	$33,688	$41,528	$(7,840)	(18.9)%	$349,808	$389,184	$(39,376)	(10.1)%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2As a result of COVID-19, the Boston Marriott Cambridge closed in March 2020 and did not re-open during the second quarter of 2020.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
5Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
6Excludes the straight-line impact of approximately $152 and $176 for the three months ended June 30, 2020 and 2019, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 9.

Q2 2020
Same property net operating income (NOI) by reportable segment (continued)

7For the three months ended June 30, 2020, includes write-offs associated with accounts receivable of approximately $17,401 for Consolidated Total, $4,008 for Partners’ share of Consolidated Joint Ventures, $606 for BXP’s share of Unconsolidated Joint Ventures and $13,999 for BXP’s Share, primarily related to COVID-19. For the three months ended June 30, 2020, includes write-offs associated with straight-line rent of approximately $33,675 for Consolidated Total, $9,262 for Partners’ share of Consolidated Joint Ventures, $316 for BXP’s share of Unconsolidated Joint Ventures and $24,729 for BXP’s Share, primarily related to COVID-19. For additional information, see page 58.
8BXP’s Share equals (A) + (B) - (C).
9BXP’s Share of Same Store NOI (excluding termination income) was $44,575 less, compared to Q2 2019. Included in the Q2 2020 comparison are BXP’s Share of $24,729 of write-offs associated with accrued rent (included within straight-line rent), $13,999 of write-offs associated with accounts receivable, $13,123 decrease in parking and other revenue and a $7,638 decrease in NOI due to the closure of our only hotel. These items decreased BXP’s Share of Same Store NOI (excluding termination income) by $59,489. For additional information, see page 58.
10BXP’s Share of Same Store NOI-cash (excluding termination income) was $39,376 less, compared to Q2 2019. Included in the Q2 2020 comparison are BXP’s Share of $13,999 of write-offs associated with accounts receivable, $14,751 decrease in lease revenue, primarily related to COVID-19 cash rent abatements and deferrals, $13,123 decrease in parking and other revenue and a $7,638 decrease in NOI due to the closure of our only hotel. These items decreased BXP’s Share of Same Store NOI-cash (excluding termination income) by $49,511. For additional information, see page 58.

Q2 2020
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Jun-20	31-Mar-20
Maintenance capital expenditures	$15,461	$20,051
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	98	(1,985)
Hotel improvements, equipment upgrades and replacements	36	197
Subtotal	15,595	18,263
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	876	319
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	3,034	1,742
BXP’s share of repositioning capital expenditures from unconsolidated JVs	655	1,247
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	91	126
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	30	(802)
BXP’s Share of Capital Expenditures [1]	$20,039	$22,247

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Jun-20	31-Mar-20
Square feet	1,278,458	995,023
Tenant improvements and lease commissions PSF	$102.33	$71.96

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2Includes 100% of unconsolidated joint ventures.

Q2 2020
Acquisitions and dispositions

For the period from January 1, 2020 through June 30, 2020
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)

681, 685 and 701 Gateway (50% nominal ownership interest) [1]	South San Francisco, CA	January 28, 2020	312,828	$280,751	$—	$280,751	100.0%
Platform 16 (55% ownership interest) [2]	San Jose, CA	February 20, 2020	N/A	74,113	—	74,113	N/A
Fourth + Harrison	San Francisco, CA	June 26, 2020	N/A	140,147	—	140,147	N/A
Total Acquisitions			312,828	$495,011	$—	$495,011	100.0%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [5]

601, 611 and 651 Gateway (50% ownership interest) [1]	South San Francisco, CA	January 28, 2020	768,236	$350,000	$—	$217,744
New Dominion Technology Park	Herndon, VA	February 20, 2020	492,601	256,000	253,971	192,297
Annapolis Junction Building Eight and two land parcels (50% ownership interest) [3]	Annapolis, MD	June 25, 2020	125,685	47,000	22,899	5,833
Capital Gallery [4]	Washington, DC	June 25, 2020	455,000	253,675	246,898	203,765
Total Dispositions			1,841,522	$906,675	$523,768	$619,639

________________
1On January 28, 2020, the Company entered into a joint venture with a third party to own, operate and develop properties at its Gateway Commons complex located in South San Francisco, California. The Company contributed its 601, 611 and 651 Gateway properties and development rights with an agreed upon value aggregating approximately $350.0 million for its 50% interest in the joint venture. The partner contributed three properties (including one property under construction) and development rights with an agreed upon value aggregating approximately $280.8 million at closing and will contribute cash totaling approximately $69.2 million in the future for its 50% ownership interest in the joint venture. As a result of the partner’s deferred contribution, the Company has an initial approximately 55% interest in the joint venture. The Company recognized a gain on the retained and sold interest in the real estate contributed to the joint venture totaling approximately $217.7 million during the three months ended March 31, 2020, as the fair value of the real estate exceeded its carrying value.
2On February 20, 2020, a joint venture in which the Company has a 55% interest acquired the land underlying the ground lease at its Platform 16 project located in San Jose, California for a purchase price totaling approximately $134.8 million. The joint venture had previously made a deposit totaling $15.0 million, which deposit was credited against the purchase price. Platform 16 consists of a parcel of land totaling approximately 5.6 acres that is expected to support the development of approximately 1.1 million square feet of commercial office space.
3Net cash proceeds totaled approximately $45.8 million, of which the Company’s share was approximately $22.9 million. The joint venture distributed approximately $36.8 million, of which the Company’s share totaled approximately $18.4 million, of available cash and the net proceeds from the sale after the pay down of the mortgage loan. The Company’s share of the gain on sale of real estate totaling approximately $5.8 million is included in Income from Unconsolidated Joint Ventures in the Company’s Consolidated Statements of Operations.
4On June 25, 2020, the Company sold a portion of its Capital Gallery property located in Washington, DC for a gross sale price of approximately $253.7 million. The portion sold was comprised of approximately 455,000 net rentable square feet of commercial office space. The Company continues to own the land, underground parking garage and remaining commercial office and retail space containing approximately 176,000 net rentable square feet at the property.
5Excludes approximately $0.2 million of gains on sales of real estate recognized during the six months ended June 30, 2020 related to gain amounts from sales of real estate occurring in the prior year.

Q2 2020
Construction in progress

as of June 30, 2020
(dollars in thousands)

CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]			Amount Drawn at 6/30/2020	Estimated Future Equity Requirement [2]			Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing				Percentage Leased [3]
Construction Properties			Location
Office and Retail
Dock 72 (50% ownership)	Q4 2019	Q3 2021	Brooklyn, NY	670,000	$203,461	$243,150	$125,000		$93,322	$8,011	33%		34%	$816
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	124,477	418,400	—		—	293,923	90%		—%	N/A
100 Causeway Street (50% ownership)	Q2 2021	Q3 2022	Boston, MA	632,000	145,419	267,300	200,000	—	71,513	—	94%		—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	734,000	117,558	198,900	127,500		46,933	775	100%		—%	N/A
Reston Next (formerly Reston Gateway)	Q4 2022	Q4 2023	Reston, VA	1,062,000	266,640	715,300	—		—	448,660	72%		—%	N/A
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	469,000	88,223	356,100	—		—	267,877	61%		—%	N/A
Total Office Properties under Construction				3,987,000	945,778	2,199,150	452,500		211,768	1,019,246	75%		7%	816

Residential
Hub50House (440 units) (50% ownership)	Q4 2019	Q1 2022	Boston, MA	320,000	144,507	153,500	90,000		81,428	421	48%		81%	41
The Skylyne (402 units) [6]	Q3 2020	Q1 2022	Oakland, CA	324,000	235,496	263,600	—		—	28,104	—		—%	N/A
Total Residential Properties under Construction				644,000	380,003	417,100	90,000		81,428	28,525	48%		30%	41

Redevelopment Properties
One Five Nine East 53rd (55% ownership)	Q3 2020	Q1 2021	New York, NY	220,000	133,482	150,000	—		—	16,518	96%		—%	N/A
200 West Street [7]	Q1 2021	Q4 2021	Waltham, MA	126,000	10,826	47,800	—		—	36,974	—%		—%	N/A
Total Redevelopment Properties under Construction				346,000	144,308	197,800	—		—	53,492	61%		—%	N/A

Total Properties Under Construction and Redevelopment				4,977,000	$1,470,089	$2,814,050	$542,500		$293,196	$1,101,263	74%	[8]	13%	$857

Q2 2020
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2020

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 6/30/2020	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location
17Fifty Presidents Street	Q1 2020	Q1 2020	Reston, VA	275,809	$130,839	$142,900	$—	$—	$12,061	100%	$2,302
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	211,476	77,413	97,000	—	—	19,587	62%	1,041
Total Projects Fully Placed In-Service				487,285	$208,252	$239,900	$—	$—	$31,648	84%	$3,343

_____________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of July 24, 2020, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended June 30, 2020. See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
6This development is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.
7Represents a portion of the property under redevelopment for conversion to laboratory space.
8Excludes residential units.

Q2 2020
Land parcels and purchase options

as of June 30, 2020

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA	3,137,000
San Jose, CA [2]	2,199,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
San Jose, CA (55% ownership)	1,078,000
San Francisco, CA	820,000
South San Francisco, CA (50% Ownership)	640,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [2]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Total	14,195,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
Cambridge, MA	330,000
Total	1,630,000

__________________
1Represents 100%.
2Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on page 23.

Q2 2020
Leasing activity

for the three months ended June 30, 2020

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	3,185,072
Less:
Property dispositions/properties taken out of service [1]	150,193
Add:
Properties placed (and partially placed) in-service [2]	83,857
Leases expiring or terminated during the period	1,750,629
Total space available for lease	4,869,365

1st generation leases	20,551
2nd generation leases with new tenants	490,659
2nd generation lease renewals	787,799
Total space leased	1,299,009

Vacant space available for lease at the end of the period	3,570,356
Net (increase)/decrease in available space	(385,284)

Second generation leasing information: [3]
Leases commencing during the period (SF)	1,278,458
Weighted average lease term (months)	129
Weighted average free rent period (days)	184
Total transaction costs per square foot [4]	$102.33
Increase (decrease) in gross rents [5]	0.20%
Increase (decrease) in net rents [6]	(0.79)%

	All leases (SF)			Incr (decr) in 2nd generation cash rents [7]		Total square feet of leases executed in the quarter [8,9]
	1st generation	2nd generation	total [7]	gross [5]	net [6]
Boston	—	67,803	67,803	15.71%	21.78%	143,296
Los Angeles	—	41,494	41,494	11.48%	18.09%	10,866
New York	—	682,297	682,297	(0.32)%	(2.07)%	64,711
San Francisco	4,330	130,869	135,199	21.84%	32.03%	25,546
Washington, DC	16,221	355,995	372,216	(13.42)%	(19.63)%	697,792
Total / Weighted Average	20,551	1,278,458	1,299,009	0.20%	(0.79)%	942,211

_____________
1Total square feet of property dispositions/properties taken out of service in Q2 2020 consists of 24,508 square feet due to the partial sale of Capital Gallery and 125,685 square feet due to the sale of Annapolis Junction Building Eight.
2Total square feet of properties placed (and partially placed) in-service in Q2 2020 consists of 79,527 square feet at 20 CityPoint and 4,330 square feet at 685 Gateway.
3Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,278,458 square feet of second generation leases that commenced in Q2 2020, leases for 1,016,090 square feet were signed in prior periods.
4Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,178,430 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
6Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,178,430 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Amounts shown in this column exclude COVID-19 caused lease modifications covering an aggregate of 3,099,343 square feet that were executed in the second quarter of 2020 to provide cash rent deferral and/or abatement in the aggregate amount of approximately $16.6 million in the second quarter representing BXP’s Share. For additional information, see page 58. Of these lease modifications, the lease terms associated with 296,989 square feet were extended for a period of 12 or more months.
9Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 262,368.

Q2 2020
Portfolio overview

for the three months ended June 30, 2020
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	13,787,157	1,106,227	229,670	330,000	15,453,054
Los Angeles	2,181,903	124,932	—	—	2,306,835
New York	10,481,640	395,923	—	—	10,877,563
San Francisco	7,484,888	321,714	—	—	7,806,602
Washington, DC	8,300,986	667,808	822,436	—	9,791,230
Total	42,236,574	2,616,604	1,052,106	330,000	46,235,284
% of Total	91.35%	5.66%	2.28%	0.71%	100.00%

Rental revenue of in-service properties by unit type 1

	Office [3]	Retail [4]	Residential	Hotel [5]	Total
Consolidated	$615,842	$19,496	$8,815	$11	$644,164
Less:
Partners’ share from consolidated joint ventures [6]	57,306	2,861	—	—	60,167
Add:
BXP’s share from unconsolidated joint ventures [7]	41,982	1,169	724	—	43,875
BXP’s Share of Rental revenue [1]	$600,518	$17,804	$9,539	$11	$627,872
% of Total	95.64%	2.84%	1.52%	—%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 8

	CBD	Suburban	Total
Boston	25.85%	8.16%	34.01%
Los Angeles	3.80%	—%	3.80%
New York	21.08%	2.68%	23.76%
San Francisco	20.14%	3.36%	23.50%
Washington, DC	6.12%	8.81%	14.93%
Total	76.99%	23.01%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
3Includes the impact of write-offs associated with accounts receivable of approximately $6,970, $2,877, $140 and $4,233 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively. Includes the impact of write-offs associated with accrued rent of approximately $12,897, $5,354, $0 and $7,543 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively.
4Includes the impact of write-offs associated with accounts receivable of approximately $11,054, $1,411, $831 and $10,474 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively. Includes the impact of write-offs associated with accrued rent of approximately $23,047, $4,929, $664 and $18,782 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively.
5Excludes approximately $88 of revenue from retail tenants that is included in Retail.
6See page 61 for additional information.
7See page 63 for additional information.
8BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 8.

Q2 2020
Residential and hotel performance

(dollars in thousands)

RESULTS OF OPERATIONS

	Residential [1]		Hotel [2]
	Three Months Ended		Three Months Ended
	30-Jun-20	31-Mar-20	30-Jun-20	31-Mar-20
Rental Revenue [3]	$9,402	$9,956	$99	$6,825
Less: Operating expenses and real estate taxes	3,965	4,064	1,973	6,821
Net Operating Income (NOI) [3]	5,437	5,892	(1,874)	4
Add: BXP’s share of NOI from unconsolidated joint ventures	41	(35)	N/A	N/A
BXP’s Share of NOI [3]	$5,478	$5,857	$(1,874)	$4

Rental Revenue [3]	$9,402	$9,956	$99	$6,825
Less: Straight line rent and fair value lease revenue	(69)	(133)	(6)	(6)
Subtotal	9,471	10,089	105	6,831
Less: Operating expenses and real estate taxes	3,965	4,064	1,973	6,821
NOI - cash basis [3]	5,506	6,025	(1,868)	10
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	41	(35)	N/A	N/A
BXP’s Share of NOI - cash basis [3]	$5,547	$5,990	$(1,868)	$10

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Three Months Ended		Percent
	30-Jun-20	30-Jun-19	Change
The Avant at Reston Town Center (359 units), Reston, VA [3,4]
Average Monthly Rental Rate	$2,371	$2,405	(1.41)%
Average Rental Rate Per Occupied Square Foot	$2.60	$2.63	(1.14)%
Average Physical Occupancy	89.51%	94.24%	(5.02)%
Average Economic Occupancy	88.37%	93.77%	(5.76)%

The Lofts at Atlantic Wharf (86 units), Boston, MA [3,4]
Average Monthly Rental Rate	$4,530	$4,481	1.09%
Average Rental Rate Per Occupied Square Foot	$5.01	$4.92	1.83%
Average Physical Occupancy	91.86%	94.96%	(3.26)%
Average Economic Occupancy	91.71%	95.39%	(3.86)%

Signature at Reston (508 units), Reston, VA [3,4,5]
Average Monthly Rental Rate	$2,320	$2,378	(2.44)%
Average Rental Rate Per Occupied Square Foot	$2.45	$2.57	(4.67)%
Average Physical Occupancy	81.50%	64.37%	26.61%
Average Economic Occupancy	76.72%	58.66%	30.79%

Proto Kendall Square (280 units), Cambridge, MA [3,4]
Average Monthly Rental Rate	$2,891	$2,864	0.94%
Average Rental Rate Per Occupied Square Foot	$5.31	$5.37	(1.12)%
Average Physical Occupancy	92.50%	78.81%	17.37%
Average Economic Occupancy	91.86%	75.91%	21.01%

Hub50House (440 units) (50% ownership), Boston, MA [3,6]
Average Monthly Rental Rate	$3,360	N/A	N/A
Average Rental Rate Per Occupied Square Foot	$5.26	N/A	N/A
Average Physical Occupancy	35.38%	N/A	N/A
Average Economic Occupancy	28.97%	N/A	N/A

Boston Marriott Cambridge (437 rooms), Cambridge, MA 2, 4
Average Occupancy	—%	89.10%	(100.00)%
Average Daily Rate	$—	$318.28	(100.00)%
Revenue Per Available Room	$—	$283.73	(100.00)%

Q2 2020
Residential and hotel performance (continued)
_____________
1Includes retail space.
2As a result of COVID-19, the Boston Marriott Cambridge closed in March 2020 and did not re-open during the second quarter of 2020.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4Excludes retail space.
5This property was completed and fully placed in-service on June 7, 2018 and is in its initial lease-up period with expected stabilization in the fourth quarter of 2020.
6This property was 81% placed in-service at June 30, 2020 and is in its initial lease-up period with expected stabilization in the first quarter of 2022.

Q2 2020
In-service property listing

as of June 30, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,768,279	98.5%	$69.72
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,461	99.5%	64.25
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	94.1%	64.10
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	100.0%	68.84
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,823	100.0%	72.50
Prudential Center (retail shops) [3,4]	CBD Boston MA	1	594,771	97.7%	87.00
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	54.27
The Hub on Causeway - Podium (50% ownership) [4,5,6]	CBD Boston MA	1	382,497	99.4%	63.67
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	76.74
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,236	100.0%	59.70
Subtotal		10	7,800,856	98.4%	$68.48

145 Broadway [6]	East Cambridge MA	1	488,862	98.5%	$80.66
355 Main Street	East Cambridge MA	1	259,640	99.0%	76.05
90 Broadway	East Cambridge MA	1	223,771	100.0%	71.44
255 Main Street	East Cambridge MA	1	215,394	100.0%	81.54
300 Binney Street	East Cambridge MA	1	195,191	100.0%	58.54
150 Broadway	East Cambridge MA	1	177,226	100.0%	80.69
105 Broadway	East Cambridge MA	1	152,664	100.0%	69.57
250 Binney Street	East Cambridge MA	1	67,362	100.0%	46.44
University Place	Mid-Cambridge MA	1	195,282	100.0%	53.15
Subtotal		9	1,975,392	99.5%	$72.14

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,001,136	86.5%	$45.20
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	89.3%	38.07
880 & 890 Winter Street [6]	Route 128 Mass Turnpike MA	2	392,568	78.0%	42.05
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	67.8%	53.52
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	57.07
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,607	92.7%	40.38
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	96.6%	41.51
10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	98.1%	51.46
20 CityPoint [6]	Route 128 Mass Turnpike MA	1	211,476	62.4%	49.88
77 CityPoint	Route 128 Mass Turnpike MA	1	209,708	93.8%	50.20
200 West Street [6,7]	Route 128 Mass Turnpike MA	1	134,917	100.0%	39.68
1265 Main Street (50% ownership) [5]	Route 128 Mass Turnpike MA	1	114,969	100.0%	45.05
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	44.91
195 West Street	Route 128 Mass Turnpike MA	1	63,500	—%	—
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	48.88
191 Spring Street	Route 128 Northwest MA	1	170,997	100.0%	45.36
Lexington Office Park	Route 128 Northwest MA	2	166,775	70.7%	31.51
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	44.95
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	79.45
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.59
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	44.48
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	43.87
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	43.66
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	47.71
Subtotal		31	5,088,732	87.3%	$45.65

Boston Office Total:		50	14,864,980	94.8%	$61.75

Residential
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Boston Residential Total:		2	253,814

Q2 2020
In-service property listing (continued)

as of June 30, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		53	15,453,054

LOS ANGELES
Office
Colorado Center (50% ownership) [5]	West Los Angeles CA	6	1,128,600	100.0%	$70.24
Santa Monica Business Park (55% ownership) [5]	West Los Angeles CA	14	1,103,831	91.9%	58.78
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	92.3%	63.25
Subtotal		27	2,306,835	95.9%	$64.80

Los Angeles Total:		27	2,306,835	95.9%	$64.80

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership) [4]	Plaza District NY	1	1,947,730	92.0%	$158.69
399 Park Avenue	Park Avenue NY	1	1,576,437	88.9%	100.55
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,445,155	97.6%	100.56
599 Lexington Avenue	Park Avenue NY	1	1,062,708	95.9%	96.65
Times Square Tower (55% ownership) [4]	Times Square NY	1	1,259,713	95.2%	79.08
250 West 55th Street	Times Square / West Side NY	1	966,965	98.3%	97.42
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,083	96.4%	142.29
Subtotal		7	8,613,791	94.2%	$111.12

510 Carnegie Center	Princeton NJ	1	234,160	100.0%	$37.08
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	35.17
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.04
212 Carnegie Center	Princeton NJ	1	151,547	64.5%	34.73
214 Carnegie Center	Princeton NJ	1	146,979	43.2%	46.46
506 Carnegie Center	Princeton NJ	1	138,616	80.5%	36.91
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	41.37
202 Carnegie Center	Princeton NJ	1	134,068	96.2%	40.60
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	39.63
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.52
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	38.10
502 Carnegie Center	Princeton NJ	1	121,460	100.0%	37.56
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	42.81
104 Carnegie Center	Princeton NJ	1	102,930	56.9%	38.56
103 Carnegie Center	Princeton NJ	1	96,332	66.8%	32.94
105 Carnegie Center	Princeton NJ	1	69,955	62.7%	31.92
302 Carnegie Center	Princeton NJ	1	64,926	89.3%	36.95
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	37.56
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	27.54
Subtotal		18	2,263,772	86.2%	$37.78

New York Total:		25	10,877,563	92.6%	$96.89

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$102.24
Embarcadero Center Four	CBD San Francisco CA	1	941,051	96.8%	81.10
Embarcadero Center One	CBD San Francisco CA	1	822,033	93.1%	76.20
Embarcadero Center Two	CBD San Francisco CA	1	792,696	96.3%	77.52
Embarcadero Center Three	CBD San Francisco CA	1	783,852	98.1%	70.63
680 Folsom Street	CBD San Francisco CA	2	524,793	100.0%	68.38

Q2 2020
In-service property listing (continued)

as of June 30, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
535 Mission Street	CBD San Francisco CA	1	307,235	95.7%	84.51
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	72.57
Subtotal		9	5,618,422	97.4%	$82.86

Gateway Commons (55% ownership) [5,6,8]	South San Francisco CA	5	1,065,902	81.3%	$52.82
Mountain View Research Park	Mountain View CA	15	542,264	76.3%	67.02
2440 West El Camino Real	Mountain View CA	1	141,392	87.2%	79.03
453 Ravendale Drive	Mountain View CA	1	29,620	85.8%	48.17
3625-3635 Peterson Way [9]	Santa Clara CA	1	218,366	100.0%	24.17
North First Business Park [9]	San Jose CA	5	190,636	81.1%	25.60
Subtotal		28	2,188,180	82.3%	$52.01

San Francisco Total:		37	7,806,602	93.2%	$75.21

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [5]	East End Washington DC	1	654,145	57.9%	$68.02
901 New York Avenue (25% ownership) [5]	East End Washington DC	1	545,199	74.4%	65.21
601 Massachusetts Avenue	East End Washington DC	1	478,818	98.9%	84.84
Market Square North (50% ownership) [5]	East End Washington DC	1	417,979	80.2%	69.59
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	97.66
1330 Connecticut Avenue	CBD Washington DC	1	253,941	90.1%	71.39
Sumner Square	CBD Washington DC	1	209,529	91.5%	54.42
500 North Capitol Street, N.W. (30% ownership) [5]	Capitol Hill Washington DC	1	230,860	98.5%	78.90
Capital Gallery [6,8]	Southwest Washington DC	1	176,078	87.3%	56.29
Subtotal		9	3,425,380	83.3%	$74.77

South of Market	Reston VA	3	623,271	71.9%	$55.49
Fountain Square	Reston VA	2	505,745	75.5%	54.12
One Freedom Square	Reston VA	1	432,585	61.4%	53.91
Two Freedom Square	Reston VA	1	422,349	100.0%	49.79
One and Two Discovery Square	Reston VA	2	366,990	98.2%	50.49
One Reston Overlook	Reston VA	1	319,519	100.0%	44.61
17Fifty Presidents Street [6]	Reston VA	1	275,809	100.0%	59.90
Reston Corporate Center	Reston VA	2	261,046	100.0%	44.17
Democracy Tower	Reston VA	1	259,441	98.4%	58.74
Fountain Square Retail [3]	Reston VA	1	216,591	90.1%	48.58
Two Reston Overlook	Reston VA	1	134,615	75.3%	43.08
Subtotal		16	3,817,961	86.1%	$51.78

Wisconsin Place Office	Montgomery County MD	1	299,217	87.8%	$58.47
Kingstowne Two	Springfield VA	1	156,089	67.6%	37.68
Kingstowne One	Springfield VA	1	151,483	92.7%	39.32
7601 Boston Boulevard	Springfield VA	1	108,286	100.0%	32.77
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%	24.21
8000 Grainger Court	Springfield VA	1	88,775	—%	—
Kingstowne Retail [3]	Springfield VA	1	88,288	94.3%	36.48
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	16.79
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	29.64
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%	17.64
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%	18.37
8000 Corporate Court	Springfield VA	1	52,539	100.0%	15.80
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%	27.71
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%	23.18
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%	26.83

Q2 2020
In-service property listing (continued)

as of June 30, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
Annapolis Junction Building Seven (50% ownership) [5]	Anne Arundel County MD	1	127,229	100.0%		35.84
Annapolis Junction Building Six (50% ownership) [5]	Anne Arundel County MD	1	119,339	75.2%		32.09
Subtotal		17	1,674,732	84.8%		$35.10

Washington, DC Office Total:		42	8,918,073	84.8%		$57.28

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		44	9,791,230

Total In-Service Properties:		186	46,235,284	92.0%	[10]	$72.07	[10]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
3This is a retail property.
4Includes 275,868 square feet at Prudential Center (retail shops), 66,806 square feet at The Hub on Causeway - Podium, 343,572 square feet at Times Square Tower and 30,094 square feet at 767 Fifth Avenue (The GM building) of leases terminated by the Company where the tenant is still occupying the space.
5This is an unconsolidated joint venture property.
6Not included in the Same Property analysis.
7During the three months ended September 30, 2019, the Company commenced the redevelopment of a portion of 200 West Street. For additional detail, see page 14.
8For additional detail, see page 13.
9Property held for redevelopment.
10Excludes Hotel and Residential properties. For additional detail, see page 19.

Q2 2020
Top 20 tenants listing and portfolio tenant diversification

as of June 30, 2020
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]
1	salesforce.com	3.49%
2	Arnold & Porter Kaye Scholer	2.80%
3	Akamai Technologies	2.13%
4	Biogen	1.81%
5	Shearman & Sterling	1.62%
6	Kirkland & Ellis	1.53%
7	Google	1.48%
8	Ropes & Gray	1.40%
9	WeWork	1.31%
10	Weil Gotshal & Manges	1.22%
11	US Government	1.13%
12	O’Melveny & Myers	1.13%
13	Wellington Management	1.09%
14	Aramis (Estee Lauder)	0.97%
15	Morrison & Foerster	0.96%
16	Microsoft	0.91%
17	Millennium Management	0.87%
18	Bank of America	0.86%
19	Mass Financial Services	0.85%
20	Under Armour	0.81%
	BXP’s Share of Annualized Rental Obligations	28.37%
	BXP’s Share of Square Feet [1]	22.94%

NOTABLE SIGNED DEALS 2

Tenant	Property	Square Feet
Fannie Mae	Reston Gateway	761,000
Marriott International	7750 Wisconsin Avenue	734,000
Verizon	100 Causeway Street	440,000
Google	325 Main Street	379,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000
Microsoft	Two Freedom Square	222,500
TENANT DIVERSIFICATION 1

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q2 2020
Occupancy by location

as of June 30, 2020

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Jun-20	31-Mar-20	30-Jun-20	31-Mar-20	30-Jun-20	31-Mar-20
Boston	98.7%	99.1%	87.3%	91.4%	94.8%	96.5%
Los Angeles	95.9%	95.9%	—%	—%	95.9%	95.9%
New York	94.2%	96.1%	86.2%	86.2%	92.6%	94.1%
San Francisco	97.4%	97.9%	82.3%	83.2%	93.2%	93.8%
Washington, DC	83.3%	84.5%	85.7%	84.9%	84.8%	84.7%
Total Portfolio	95.2%	95.9%	85.8%	87.0%	92.0%	92.9%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Jun-20	30-Jun-19	30-Jun-20	30-Jun-19	30-Jun-20	30-Jun-19
Boston	98.6%	98.9%	89.3%	93.3%	95.5%	97.0%
Los Angeles	95.9%	96.7%	—%	—%	95.9%	96.7%
New York	94.2%	95.3%	86.2%	85.2%	92.6%	93.2%
San Francisco	97.4%	93.1%	83.4%	93.2%	95.1%	93.1%
Washington, DC	83.1%	86.7%	84.9%	90.7%	84.2%	89.2%
Total Portfolio	95.1%	95.1%	86.5%	90.9%	92.4%	93.8%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q2 2020
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,940,677
Unsecured Line of Credit	—
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	9,700,000
Outstanding Principal	13,140,677
Discount on Unsecured Senior Notes	(17,719)
Deferred Financing Costs, Net	(74,379)
Consolidated Debt	$13,048,579
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
University Place	August 1, 2021	6.99%	6.94%	$2,580
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	638,097
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,940,677
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	$850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
				$9,700,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	155,622	155,622	$14,065,116
Common Operating Partnership Units	17,470	17,470	1,578,939
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		173,092	$15,844,055

Consolidated Debt (A)			$13,048,579
Add: BXP’s share of unconsolidated joint venture debt [3]			1,067,400
Less: Partners’ share of consolidated debt [4]			1,197,276
BXP’s Share of Debt [5] (B)			$12,918,703

Consolidated Market Capitalization (C)			$28,892,634
BXP’s Share of Market Capitalization [5] (D)			$28,762,758
Consolidated Debt/Consolidated Market Capitalization (A÷C)			45.16%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			44.91%
_____________
1All unsecured senior notes are rated A- (negative), and Baa1 (stable) by S&P and Moody’s, respectively.
2Values based on June 30, 2020 closing price of $90.38 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 34.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 32.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q2 2020
Debt analysis [1]

as of June 30, 2020
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at June 30, 2020	Letters of Credit	Remaining Capacity at June 30, 2020
Unsecured Line of Credit	$1,500,000	$—	$2,457	$1,497,543
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	77.65%	3.50%	3.59%	5.9
Secured Debt	22.35%	3.72%	3.90%	5.8
Consolidated Debt	100.00%	3.55%	3.66%	5.9

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	3.83%	1.15%	1.24%	1.8
Fixed Rate Debt	96.17%	3.65%	3.75%	6.0
Consolidated Debt	100.00%	3.55%	3.66%	5.9

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 34.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q2 2020
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of June 30, 2020 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	47.2%	44.0%
Secured Debt/Total Assets	Less than 50%	13.9%	13.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.60	3.60
Unencumbered Assets/ Unsecured Debt	Greater than 150%	225.3%	248.4%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q2 2020
Net Debt to EBITDAre

(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Jun-20	31-Mar-20
Net income attributable to Boston Properties, Inc. common shareholders	$266,525	$497,496
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	30,197	57,539
Noncontrolling interest in property partnerships	(767)	19,486
Net income	298,580	577,146
Add:
Interest expense	107,142	101,591
Depreciation and amortization expense	178,188	171,094
Less:
Gains on sales of real estate	203,767	410,165
Income (loss) from unconsolidated joint ventures	1,832	(369)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	27,807	28,886
EBITDAre [1]	406,118	468,921
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	32,451	47,889
BXP’s Share of EBITDAre [1] (A)	373,667	421,032
Add:
Stock-based compensation expense	10,374	17,525
BXP’s Share of straight-line ground rent expense adjustment [1]	992	1,017
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	1,309	4,023
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of straight-line rent [1]	22,747	31,262
BXP’s Share of fair value lease revenue [1]	2,548	3,189
BXP’s Share of EBITDAre – cash [1]	$361,047	$409,146

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,494,668	$1,684,128

Reconciliation of BXP’s Share of Net Debt 1

	30-Jun-20	31-Mar-20
Consolidated debt	$13,048,579	$12,061,224
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	1,691,047	660,733
Cash held in escrow for 1031 exchange	250,607	151,277
Net debt [1]	11,106,925	11,249,214
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,067,400	1,027,547
Partners’ share of cash and cash equivalents from consolidated joint ventures	129,709	115,520
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	78,768	93,811
Partners’ share of consolidated joint venture debt [3]	1,197,276	1,198,575
BXP’s Share of Net Debt [1] (B)	$11,027,990	$11,099,895

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.38	6.59
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended June 30, 2020, see pages 34 and 62.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended June 30, 2020, see pages 32 and 60.
4BXP’s Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q2 2020
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Jun-20	31-Mar-20
BXP’s Share of interest expense [1]	$107,313	$101,738
Less:
BXP’s Share of hedge amortization [1]	1,446	1,435
BXP’s Share of amortization of financing costs [1]	3,584	3,349
Adjusted interest expense excluding capitalized interest (A)	102,283	96,954
Add:
BXP’s Share of capitalized interest [1]	13,705	15,204
Adjusted interest expense including capitalized interest (B)	$115,988	$112,158

BXP’s Share of EBITDAre – cash [1,2] (C)	$361,047	$409,146

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.53	4.22
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.11	3.65

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Jun-20	31-Mar-20
BXP’s Share of interest expense [1]	$107,313	$101,738
Less:
BXP’s Share of hedge amortization [1]	1,446	1,435
BXP’s Share of amortization of financing costs [1]	3,584	3,349
Add:
BXP’s Share of capitalized interest [1]	13,705	15,204
BXP’s Share of maintenance capital expenditures [1]	16,246	20,244
Hotel improvements, equipment upgrades and replacements	36	197
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$134,895	$135,224

BXP’s Share of EBITDAre – cash [1,2] (B)	$361,047	$409,146
Fixed Charge Coverage Ratio (B÷A)	2.68	3.03

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 30.

d

Q2 2020
Consolidated joint ventures

as of June 30, 2020
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,213,839	$2,297,211	$5,511,050
Cash and cash equivalents	110,790	189,762	300,552
Other assets	273,245	327,363	600,608
Total assets	$3,597,874	$2,814,336	$6,412,210

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,275,735	$637,512	$2,913,247
Other liabilities	98,882	88,219	187,101
Total liabilities	2,374,617	725,731	3,100,348
Equity:
Boston Properties, Inc.	735,495	851,668	1,587,163
Noncontrolling interests	487,762	1,236,937	1,724,699	[2]
Total equity	1,223,257	2,088,605	3,311,862
Total liabilities and equity	$3,597,874	$2,814,336	$6,412,210

BXP’s nominal ownership percentage	60%	55%

Partners’ share of cash and cash equivalents [3]	$44,316	$85,393	$129,709

Partners’ share of consolidated debt [3,4]	$910,396	$286,880	$1,197,276

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amounts adjusted for basis differentials.

Q2 2020
Consolidated joint ventures (continued)

for the three months ended June 30, 2020
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS1

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [2]	$58,267	$92,700	$150,967
Write-offs associated with accounts receivable	(1,652)	(8,060)	(9,712)
Straight-line rent	15,617	5,432	21,049
Write-offs associated with straight-line rent	(1,357)	(21,644)	(23,001)
Fair value lease revenue	618	109	727
Termination income	1	714	715
Total lease revenue	71,494	69,251	140,745
Parking and other	—	903	903
Total rental revenue [3]	71,494	70,154	141,648
Expenses
Operating	28,044	33,329	61,373
Net Operating Income (NOI)	43,450	36,825	80,275

Other income (expense)
Development and management services revenue	—	2	2
Interest and other income	55	304	359
Interest expense	(21,175)	(5,049)	(26,224)
Depreciation and amortization expense	(18,749)	(28,908)	(47,657)
General and administrative expense	(17)	(24)	(41)
Total other income (expense)	(39,886)	(33,675)	(73,561)
Net income	$3,564	$3,150	$6,714

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$3,564	$3,150	$6,714
Add: Depreciation and amortization expense	18,749	28,908	47,657
Entity FFO	$22,313	$32,058	$54,371

Partners’ NCI [4]	$441	$(1,208)	$(767)
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,826	14,654	22,480
Partners’ share FFO [4]	$8,267	$13,446	$21,713

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$3,123	$4,358	$7,481
Depreciation and amortization expense - BXP’s basis difference	43	489	532
BXP’s share of depreciation and amortization expense	10,880	13,765	24,645
BXP’s share of FFO	$14,046	$18,612	$32,658
_____________
1Commencing in mid March 2020, the COVID-19 pandemic began to have an impact on the United States. Consequently, the Company’s financial results have been adversely impacted for the three months ended June 30, 2020. For additional, detail, see page 58.
2Lease revenue includes recoveries from tenants and service income from tenants.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4Amounts represent the partners’ share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2020
Unconsolidated joint ventures [1]

as of June 30, 2020
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue [3]	60.00%	$201	$—	—	—%	—%
Santa Monica Business Park	55.00%	148,665	163,539	July 19, 2025	4.06%	4.24%
Platform 16	55.00%	99,734	—	—	—%	—%
Gateway Commons	50.00%	345,142	—	—	—%	—%
Colorado Center	50.00%	236,287	274,635	August 9, 2027	3.56%	3.58%
Dock 72	50.00%	96,013	92,465	December 18, 2020	2.54%	3.67%
The Hub on Causeway	50.00%	—	—	—	—%	—%
Podium	50.00%	49,160	86,563	September 6, 2021	2.64%	3.13%
Hub50House	50.00%	53,340	80,961	April 19, 2022	2.34%	2.62%
100 Causeway Street	50.00%	56,544	70,172	September 5, 2023	1.99%	2.20%
Hotel Air Rights	50.00%	10,228	—	—	—%	—%
1001 6th Street	50.00%	42,673	—	—	—%	—%
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	57,130	44,960	April 26, 2023	1.70%	2.25%
Annapolis Junction	50.00%	12,967	—	—	—%	—%
Annapolis Junction Building Six	50.00%	—	6,128	November 17, 2020	2.28%	2.43%
Annapolis Junction Building Seven [4]	50.00%	—	9,187	March 25, 2021	2.92%	3.27%
1265 Main Street	50.00%	4,116	18,716	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(4,123)	57,424	October 1, 2020	4.85%	4.91%
Wisconsin Place Parking Facility	33.33%	36,102	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(5,530)	31,448	June 6, 2023	4.15%	4.20%
3 Hudson Boulevard [5]	25.00%	91,422	19,952	July 13, 2023	3.98%	4.07%
901 New York Avenue	25.00%	(12,174)	55,612	January 5, 2025	3.61%	3.69%
Metropolitan Square [6]	20.00%	(7,319)	55,638	July 7, 2022	5.40%	6.90%
		1,310,578
Investments with deficit balances reflected within Other Liabilities		29,146
Investment in Joint Ventures		$1,339,724
Mortgage/Construction Loans Payable, Net			$1,067,400
FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	43.66%	2.77%	3.41%	1.8
Fixed Rate Debt	56.34%	3.86%	3.94%	5.6
Total Debt	100.00%	3.38%	3.71%	3.9

Q2 2020
Unconsolidated joint ventures (continued) [1]

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.
3The property was sold on June 27, 2019.
4Annapolis Junction Building Eight was sold on June 25, 2020, for additional detail see page 13. Simultaneous with the sale of Building Eight the joint venture modified the mortgage loan to release Building Eight as collateral under the loan in exchange for a principal pay down of approximately $16.0 million using a portion of the net proceeds from the sale of the property. The modified mortgage loan totaling approximately $18.4 million is collateralized by Annapolis Junction Building Seven, continues to bear interest at a variable rate equal to LIBOR plus 2.35% per annum and matures on March 25, 2021.
5The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
6On June 9, 2020, the joint venture obtained new mortgage financing with a new lender. The new mortgage loan totaling $325.0 million (of which $288.0 million has been advanced at closing) bears interest at a variable rate equal to LIBOR plus 4.75% per annum and matures on July 7, 2022, with two, one-year extension options.

Q2 2020
Unconsolidated joint ventures (continued)

for the three months ended June 30, 2020
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [2]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons	Other Joint Ventures [3]	Total Unconsolidated Joint Ventures
Revenue
Lease [4]	$5,627	$4,210	$5,961		$1,947	$4,352	$19,740		$14,910	$8,005	$11,706	$1,136	$77,594
Write-offs associated with accounts receivable	(169)	—	(124)		—	(2)	—		(833)	(730)	—	—	(1,858)
Straight-line rent	1	2,147	558		42	(43)	(126)		1,657	1,624	381	3,648	9,889
Write-offs associated with straight-line rent	7	—	(435)		—	(113)	—		(123)	(696)	—	—	(1,360)
Fair value lease revenue							9		805		120	—	934
Termination income	—	—	—		—	—	—		—	—	—	—	—
Total lease revenue	5,466	6,357	5,960		1,989	4,194	19,623		16,416	8,203	12,207	4,784	85,199
Parking and other	209	146	204		—	17	1,706		1,329	143	1	533	4,288
Total rental revenue [5]	5,675	6,503	6,164		1,989	4,211	21,329		17,745	8,346	12,208	5,317	89,487
Expenses
Operating	2,309	3,019	3,012		817	1,703	5,373		6,517	4,079	4,126	2,530	33,485
Net operating income	3,366	3,484	3,152		1,172	2,508	15,956		11,228	4,267	8,082	2,787	56,002

Other income/(expense)
Development and management services revenue	3	—	—		6	—	—		—	—	—	—	9
Interest and other income	8	—	(8)		8	3	20		—	9	—	27	67
Interest expense	(1,416)	(2,901)	(2,063)		(370)	(1,116)	(4,979)		(6,962)	(2,357)	—	(1,142)	(23,306)
Depreciation and amortization expense	(1,179)	(2,798)	(1,456)		(662)	(872)	(5,625)		(8,762)	(4,763)	(8,405)	(2,868)	(37,390)
General and administrative expense	—	(21)	(14)		—	—	(8)		(165)	—	(1)	(10)	(219)
Gain on sale of real estate	—	—	—		11,530	—	—		—	—	—	190	11,720
Total other income/(expense)	(2,584)	(5,720)	(3,541)		10,512	(1,985)	(10,592)		(15,889)	(7,111)	(8,406)	(3,803)	(49,119)
Net income/(loss)	$782	$(2,236)	$(389)		$11,684	$523	$5,364		$(4,661)	$(2,844)	$(324)	$(1,016)	$6,883

BXP’s economic ownership percentage	50%	20%	50%		50%	30%	50%		55%	50%	55%

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$391	$(449)	$(99)	[6]	$5,842	$157	$2,682		$(2,568)	$(1,422)	$(178)	$(328)	$4,028
Basis differential
Straight-line rent	$—	$—	$—		$—	$—	$435	[7]	$—	$—	$(52)	$—	$383
Fair value lease revenue	—	—	—		—	—	437	[7]	—	—	(266)	—	171
Depreciation and amortization expense	(46)	4	(26)		(4)	2	(1,894)		9	103	(950)	(16)	(2,818)
Gain on sale of real estate	—	—	—		68	—	—		—	—	—	—	68
Total basis differential [8]	(46)	4	(26)		64	2	(1,022)	[7]	9	103	(1,268)	(16)	(2,196)
Income/(loss) from unconsolidated joint ventures	345	(445)	(125)	[6]	5,906	159	1,660		(2,559)	(1,319)	(1,446)	(344)	1,832
Add:
BXP’s share of depreciation and amortization expense	635	556	654	[6]	335	259	4,706		4,811	2,279	5,556	1,221	21,012
Less:
BXP’s share of gain on sale of real estate	—	—	—		5,833	—	—		—	—	—	113	5,946
BXP’s share of FFO	$980	$111	$529		$408	$418	$6,366		$2,252	$960	$4,110	$764	$16,898

Q2 2020
Unconsolidated joint ventures (continued)
_____________
1Commencing in mid March 2020, the COVID-19 pandemic began to have an impact on the United States. Consequently, the Company’s financial results have been adversely impacted for the three months ended June 30, 2020. For additional detail, see page 58.
2 Annapolis Junction includes three in-service properties and two undeveloped land parcels, for additional detail see page 13.
3 Includes 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility, 3 Hudson Boulevard, 540 Madison Avenue and Platform 16.
4 Lease revenue includes recoveries from tenants and service income from tenants.
5 See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
6 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
7 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.
8 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q2 2020
Lease expirations - All in-service properties[1,2,3,5]

as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2020	1,769,184	1,403,795	73,344,202	52.25	73,061,689	52.05	3.81%	[4,5]
2021	2,974,765	2,586,857	140,007,823	54.12	141,588,205	54.73	7.02%
2022	2,679,568	2,304,176	153,974,767	66.82	151,223,024	65.63	6.25%
2023	1,889,697	1,641,555	111,479,428	67.91	118,501,653	72.19	4.45%
2024	3,498,430	3,155,364	197,122,651	62.47	204,359,569	64.77	8.56%
2025	2,630,397	2,368,618	150,469,322	63.53	162,369,891	68.55	6.43%
2026	3,347,666	2,573,253	194,230,231	75.48	214,867,948	83.50	6.98%
2027	2,035,001	1,796,108	118,262,408	65.84	131,183,237	73.04	4.87%
2028	2,429,813	2,239,640	156,870,823	70.04	178,112,800	79.53	6.08%
2029	2,251,002	2,103,685	142,169,650	67.58	166,716,603	79.25	5.71%
Thereafter	13,366,847	11,328,323	875,945,042	77.32	1,086,922,601	95.95	30.73%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2020	433,336	389,042	18,688,862	48.04	18,693,145	48.05	18.38%	[5]
2021	87,070	83,280	7,134,390	85.67	7,179,280	86.21	3.94%
2022	201,881	171,597	11,960,238	69.70	12,101,990	70.53	8.11%
2023	192,368	185,924	16,903,073	90.91	17,693,578	95.17	8.79%
2024	128,815	124,948	9,335,115	74.71	9,619,329	76.99	5.90%
2025	181,029	168,818	9,779,370	57.93	10,656,425	63.12	7.98%
2026	109,112	100,300	19,142,051	190.85	17,398,263	173.46	4.74%
2027	91,750	86,483	11,932,503	137.98	13,277,737	153.53	4.09%
2028	149,933	135,474	11,069,793	81.71	12,370,718	91.31	6.40%
2029	107,983	85,996	7,569,130	88.02	8,558,547	99.52	4.06%
Thereafter	610,798	468,288	61,376,809	131.07	77,678,650	165.88	22.13%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2020	2,202,520	1,792,837	92,033,064	51.33	91,754,834	51.18	4.60%	[4,5]
2021	3,061,835	2,670,137	147,142,213	55.11	148,767,485	55.72	6.85%
2022	2,881,449	2,475,773	165,935,005	67.02	163,325,014	65.97	6.35%
2023	2,082,065	1,827,479	128,382,501	70.25	136,195,231	74.53	4.69%
2024	3,627,245	3,280,312	206,457,766	62.94	213,978,898	65.23	8.42%
2025	2,811,426	2,537,436	160,248,692	63.15	173,026,316	68.19	6.51%
2026	3,456,778	2,673,553	213,372,282	79.81	232,266,211	86.88	6.86%
2027	2,126,751	1,882,591	130,194,911	69.16	144,460,974	76.74	4.83%
2028	2,579,746	2,375,114	167,940,616	70.71	190,483,518	80.20	6.09%
2029	2,358,985	2,189,681	149,738,780	68.38	175,275,150	80.05	5.62%
Thereafter	13,977,645	11,796,611	937,321,851	79.46	1,164,601,251	98.72	30.27%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020, the Company terminated leases for an aggregate of (A) 344,245 square feet of office space, of which BXP’s Share is 206,547 SF, and (B) 361,967 SF of retail space, of which BXP’s Share is 321,140 SF.

Q2 2020
Lease expirations - Boston region in-service properties [1,2,3,5]

as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	273,567	260,183	15,553,904	59.78	15,567,979	59.83	[4]
2021	892,079	833,830	38,592,903	46.28	38,873,614	46.62
2022	890,134	831,047	42,754,995	51.45	39,361,616	47.36
2023	693,517	634,116	37,133,517	58.56	39,278,504	61.94
2024	851,771	822,568	44,336,669	53.90	46,349,594	56.35
2025	1,079,226	1,062,711	60,656,451	57.08	64,009,567	60.23
2026	1,275,976	1,036,917	70,262,843	67.76	78,806,027	76.00
2027	645,041	645,041	36,404,724	56.44	40,198,237	62.32
2028	1,079,209	1,079,209	66,711,510	61.82	72,138,105	66.84
2029	681,361	604,026	30,136,416	49.89	35,084,695	58.08
Thereafter	4,599,984	4,115,071	274,818,320	66.78	342,695,416	83.28

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	359,112	327,174	11,569,722	35.36	11,574,005	35.38	[5]
2021	4,506	4,504	767,078	170.30	775,402	172.15
2022	48,745	42,116	2,613,787	62.06	2,621,986	62.26
2023	56,051	56,051	4,760,575	84.93	4,929,265	87.94
2024	82,416	82,416	6,207,004	75.31	6,232,170	75.62
2025	44,127	44,127	3,690,393	83.63	4,018,896	91.08
2026	24,773	23,908	5,182,858	216.79	5,738,185	240.01
2027	54,558	54,558	9,631,714	176.54	10,640,155	195.02
2028	56,154	56,154	8,520,941	151.74	9,538,840	169.87
2029	70,255	53,065	5,014,206	94.49	5,529,936	104.21
Thereafter	201,449	142,784	10,363,265	72.58	12,066,360	84.51

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	632,679	587,357	27,123,626	46.18	27,141,984	46.21	[4,5]
2021	896,585	838,334	39,359,981	46.95	39,649,016	47.30
2022	938,879	873,163	45,368,782	51.96	41,983,602	48.08
2023	749,568	690,167	41,894,092	60.70	44,207,769	64.05
2024	934,187	904,984	50,543,673	55.85	52,581,764	58.10
2025	1,123,353	1,106,838	64,346,844	58.14	68,028,463	61.46
2026	1,300,749	1,060,825	75,445,701	71.12	84,544,212	79.70
2027	699,599	699,599	46,036,438	65.80	50,838,392	72.67
2028	1,135,363	1,135,363	75,232,451	66.26	81,676,945	71.94
2029	751,616	657,091	35,150,622	53.49	40,614,631	61.81
Thereafter	4,801,433	4,257,855	285,181,585	66.98	354,761,776	83.32
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020, the Company terminated leases for an aggregate of 339,745 SF, of which BXP’s Share is 307,807 SF.

Q2 2020
Quarterly lease expirations - Boston region in-service properties [1,2,3,5]

as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	3,449	3,449	313,200	90.81	313,200	90.81	[4]
Q3 2020	47,935	42,043	2,851,081	67.81	2,851,081	67.81
Q4 2020	222,183	214,692	12,389,623	57.71	12,403,698	57.77
Total 2020	273,567	260,183	15,553,904	59.78	15,567,979	59.83

Q1 2021	222,916	218,586	9,065,593	41.47	9,065,593	41.47
Q2 2021	319,241	319,241	14,302,495	44.80	14,356,212	44.97
Q3 2021	107,227	107,227	4,680,992	43.65	4,774,910	44.53
Q4 2021	242,695	188,776	10,543,824	55.85	10,676,899	56.56
Total 2021	892,079	833,830	38,592,903	46.28	38,873,614	46.62

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	357,636	325,698	11,148,041	34.23	11,148,041	34.23	[5]
Q4 2020	1,476	1,476	421,681	285.69	425,964	288.59
Total 2020	359,112	327,174	11,569,722	35.36	11,574,005	35.38

Q1 2021	—	—	—	—	—	—
Q2 2021	1,725	1,725	248,874	144.28	248,874	144.28
Q3 2021	1,540	1,540	361,217	234.56	367,386	238.56
Q4 2021	1,241	1,239	156,986	126.68	159,142	128.42
Total 2021	4,506	4,504	767,078	170.30	775,402	172.15

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	3,449	3,449	313,200	90.81	313,200	90.81	[4]
Q3 2020	405,571	367,741	13,999,122	38.07	13,999,122	38.07	[5]
Q4 2020	223,659	216,168	12,811,304	59.27	12,829,662	59.35
Total 2020	632,679	587,357	27,123,626	46.18	27,141,984	46.21

Q1 2021	222,916	218,586	9,065,593	41.47	9,065,593	41.47
Q2 2021	320,966	320,966	14,551,369	45.34	14,605,086	45.50
Q3 2021	108,767	108,767	5,042,209	46.36	5,142,296	47.28
Q4 2021	243,936	190,015	10,700,810	56.32	10,836,041	57.03
Total 2021	896,585	838,334	39,359,981	46.95	39,649,016	47.30
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020, the Company terminated leases for an aggregate of 339,745 SF, of which BXP’s Share is 307,807 SF.

Q2 2020
Lease expirations - Los Angeles region in-service properties [1,2,3]

as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	218,749	120,101	5,939,321	49.45	5,941,877	49.47
2021	457,740	230,608	17,515,224	75.95	17,921,782	77.72
2022	43,921	22,274	1,405,055	63.08	1,479,105	66.41
2023	163,555	86,354	5,531,649	64.06	6,125,044	70.93
2024	128,688	70,778	4,301,694	60.78	5,053,724	71.40
2025	6,475	3,561	243,590	68.40	289,308	81.24
2026	435,601	239,581	15,150,680	63.24	18,362,873	76.65
2027	—	—	—	—	—	—
2028	280,704	144,608	9,944,249	68.77	13,425,597	92.84
2029	—	—	—	—	—	—
Thereafter	346,204	173,102	11,365,891	65.66	19,274,112	111.35

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	2,296	1,263	97,772	77.42	97,772	77.42
2021	7,576	3,788	112,965	29.82	116,354	30.72
2022	39,888	21,850	1,146,061	52.45	1,193,857	54.64
2023	1,405	703	46,269	65.86	48,314	68.77
2024	4,333	2,283	116,040	50.82	134,265	58.81
2025	15,448	8,496	491,930	57.90	575,945	67.79
2026	5,827	3,205	287,339	89.66	339,285	105.87
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	—	—	—	—	—	—
Thereafter	23,276	11,902	774,491	65.07	1,006,379	84.55

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	221,045	121,364	6,037,093	49.74	6,039,649	49.76
2021	465,316	234,396	17,628,189	75.21	18,038,136	76.96
2022	83,809	44,124	2,551,116	57.82	2,672,962	60.58
2023	164,960	87,057	5,577,918	64.07	6,173,358	70.91
2024	133,021	73,061	4,417,734	60.47	5,187,989	71.01
2025	21,923	12,057	735,520	61.00	865,253	71.76
2026	441,428	242,786	15,438,019	63.59	18,702,158	77.03
2027	—	—	—	—	—	—
2028	280,704	144,608	9,944,249	68.77	13,425,597	92.84
2029	—	—	—	—	—	—
Thereafter	369,480	185,004	12,140,382	65.62	20,280,491	109.62
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2020
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]

as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	16,483	9,066	585,528	64.59	585,528	64.59
Q4 2020	202,266	111,036	5,353,793	48.22	5,356,349	48.24
Total 2020	218,749	120,101	5,939,321	49.45	5,941,877	49.47

Q1 2021	180,552	91,246	7,700,739	84.40	7,733,830	84.76
Q2 2021	4,964	2,730	127,274	46.62	130,951	47.96
Q3 2021	5,581	3,070	191,029	62.23	200,818	65.42
Q4 2021	266,643	133,563	9,496,182	71.10	9,856,183	73.79
Total 2021	457,740	230,608	17,515,224	75.95	17,921,782	77.72

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	2,296	1,263	97,772	77.42	97,772	77.42
Q4 2020	—	—	—	—	—	—
Total 2020	2,296	1,263	97,772	77.42	97,772	77.42

Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	7,576	3,788	112,965	29.82	116,354	30.72
Q4 2021	—	—	—	—	—	—
Total 2021	7,576	3,788	112,965	29.82	116,354	30.72

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	18,779	10,329	683,300	66.15	683,300	66.15
Q4 2020	202,266	111,036	5,353,793	48.22	5,356,349	48.24
Total 2020	221,045	121,364	6,037,093	49.74	6,039,649	49.76

Q1 2021	180,552	91,246	7,700,739	84.40	7,733,830	84.76
Q2 2021	4,964	2,730	127,274	46.62	130,951	47.97
Q3 2021	13,157	6,858	303,994	44.33	317,172	46.25
Q4 2021	266,643	133,563	9,496,182	71.10	9,856,183	73.79
Total 2021	465,316	234,396	17,628,189	75.21	18,038,136	76.96
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2020
Lease expirations - New York region in-service properties [1,2,3,5]

as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	688,699	517,422	25,322,411	48.94	25,322,411	48.94	[4,5]
2021	329,414	265,295	23,831,489	89.83	23,817,940	89.78
2022	765,973	619,618	58,133,319	93.82	56,871,159	91.78
2023	243,529	195,843	18,022,140	92.02	18,553,615	94.74
2024	1,137,564	960,935	67,176,370	69.91	67,219,303	69.95
2025	551,913	488,017	40,638,957	83.27	42,541,577	87.17
2026	700,647	507,120	43,278,153	85.34	45,004,101	88.74
2027	465,919	382,366	26,614,466	69.60	28,729,978	75.14
2028	260,250	238,204	22,090,349	92.74	23,834,797	100.06
2029	630,080	603,713	61,056,488	101.13	66,956,226	110.91
Thereafter	4,103,097	3,183,126	294,956,344	92.66	355,885,794	111.80

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	22,222	12,314	3,886,145	315.58	3,886,145	315.58	[5]
2021	10,925	10,925	1,950,851	178.57	1,950,851	178.57
2022	27,093	27,022	4,086,369	151.22	4,086,369	151.22
2023	6,552	3,931	4,680,000	1,190.48	5,113,962	1,300.87
2024	1,775	1,775	650,177	366.30	725,133	408.53
2025	—	—	—	—	—	—
2026	13,228	9,110	9,155,870	1,005.01	6,450,182	708.02
2027	243	146	21,600	148.15	21,600	148.15
2028	—	—	—	—	—	—
2029	3,135	3,135	662,000	211.16	826,001	263.48
Thereafter	248,376	184,811	43,485,825	235.30	56,540,933	305.94

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	710,921	529,736	29,208,556	55.14	29,208,556	55.14	[4,5]
2021	340,339	276,220	25,782,340	93.34	25,768,791	93.29
2022	793,066	646,640	62,219,688	96.22	60,957,528	94.27
2023	250,081	199,774	22,702,140	113.64	23,667,577	118.47
2024	1,139,339	962,710	67,826,547	70.45	67,944,436	70.58
2025	551,913	488,017	40,638,957	83.27	42,541,577	87.17
2026	713,875	516,230	52,434,023	101.57	51,454,283	99.67
2027	466,162	382,512	26,636,066	69.63	28,751,578	75.17
2028	260,250	238,204	22,090,349	92.74	23,834,797	100.06
2029	633,215	606,848	61,718,488	101.70	67,782,227	111.70
Thereafter	4,351,473	3,367,937	338,442,169	100.49	412,426,727	122.46
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020 the Company terminated leases for an aggregate of (A) 344,245 square feet of office space, of which BXP’s Share is 206,547 SF, and (B) 22,222 SF of retail space, of which BXP’s Share is 13,333 SF.

Q2 2020
Quarterly lease expirations - New York region in-service properties [1,2,3,5]

as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	5,399	4,483	372,180	83.01	372,180	83.01	[4]
Q3 2020	661,077	490,716	23,882,125	48.67	23,882,125	48.67	[5]
Q4 2020	22,223	22,223	1,068,105	48.06	1,068,105	48.06
Total 2020	688,699	517,422	25,322,411	48.94	25,322,411	48.94

Q1 2021	52,595	45,634	2,375,755	52.06	2,376,895	52.09
Q2 2021	52,286	35,369	2,949,696	83.40	2,951,166	83.44
Q3 2021	162,964	122,723	12,934,909	105.40	12,907,644	105.18
Q4 2021	61,569	61,569	5,571,129	90.49	5,582,235	90.67
Total 2021	329,414	265,295	23,831,489	89.83	23,817,940	89.78

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	22,222	12,314	3,886,145	315.58	3,886,145	315.58	[5]
Q4 2020	—	—	—	—	—	—
Total 2020	22,222	12,314	3,886,145	315.58	3,886,145	315.58

Q1 2021	715	715	141,517	197.93	141,517	197.93
Q2 2021	—	—	—	—	—	—
Q3 2021	10,210	10,210	1,809,334	177.21	1,809,334	177.21
Q4 2021	—	—	—	—	—	—
Total 2021	10,925	10,925	1,950,851	178.57	1,950,851	178.57

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	5,399	4,483	372,180	83.02	372,180	83.02	[4]
Q3 2020	683,299	503,030	27,768,270	55.20	27,768,270	55.20	[5]
Q4 2020	22,223	22,223	1,068,105	48.06	1,068,105	48.06
Total 2020	710,921	529,736	29,208,556	55.14	29,208,556	55.14

Q1 2021	53,310	46,349	2,517,272	54.31	2,518,412	54.34
Q2 2021	52,286	35,369	2,949,696	83.40	2,951,166	83.44
Q3 2021	173,174	132,933	14,744,243	110.91	14,716,978	110.71
Q4 2021	61,569	61,569	5,571,129	90.49	5,582,235	90.67
Total 2021	340,339	276,220	25,782,340	93.34	25,768,791	93.29
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020 the Company terminated leases for an aggregate of (A) 344,245 square feet of office space, of which BXP’s Share is 206,547 SF, and (B) 22,222 SF of retail space, of which BXP’s Share is 13,333 SF.

Q2 2020
Lease expirations - San Francisco region in-service properties [1,2,3]

as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	294,884	237,164	15,338,738	64.68	15,018,648	63.33	[4]
2021	880,173	849,903	43,098,513	50.71	43,683,892	51.40
2022	695,436	571,316	39,399,899	68.96	40,720,918	71.28
2023	591,799	538,250	40,498,015	75.24	43,418,872	80.67
2024	646,344	612,594	42,679,889	69.67	44,402,168	72.48
2025	455,091	446,759	34,899,443	78.12	40,235,433	90.06
2026	503,249	420,216	34,388,910	81.84	38,035,701	90.51
2027	375,774	372,451	32,515,625	87.30	37,143,943	99.73
2028	499,479	487,223	41,067,836	84.29	48,634,931	99.82
2029	259,888	241,604	21,873,993	90.54	27,341,442	113.17
Thereafter	1,771,103	1,754,737	160,722,787	91.59	198,107,744	112.90

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	5,939	5,939	180,000	30.31	180,000	30.31
2021	20,548	20,548	1,291,044	62.83	1,309,123	63.71
2022	38,462	38,462	1,905,096	49.53	1,946,985	50.62
2023	45,243	45,243	2,565,266	56.70	2,639,170	58.33
2024	9,836	9,836	624,633	63.50	684,790	69.62
2025	35,856	35,856	2,513,461	70.10	2,708,488	75.54
2026	26,082	26,082	1,906,833	73.11	2,060,839	79.01
2027	5,056	5,056	321,136	63.52	369,861	73.15
2028	15,811	15,811	1,072,554	67.84	1,195,682	75.62
2029	6,216	6,216	560,352	90.15	677,419	108.98
Thereafter	62,455	61,057	3,160,657	51.77	4,045,231	66.25

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	300,823	243,103	15,518,738	$63.84	15,198,648	62.52	[4]
2021	900,721	870,451	44,389,557	51.00	44,993,015	51.69
2022	733,898	609,778	41,304,995	67.74	42,667,903	69.97
2023	637,042	583,493	43,063,281	73.80	46,058,042	78.94
2024	656,180	622,430	43,304,522	69.57	45,086,958	72.44
2025	490,947	482,615	37,412,904	77.52	42,943,921	88.98
2026	529,331	446,298	36,295,743	81.33	40,096,540	89.84
2027	380,830	377,507	32,836,761	86.98	37,513,804	99.37
2028	515,290	503,034	42,140,390	83.77	49,830,613	99.06
2029	266,104	247,820	22,434,345	90.53	28,018,861	113.06
Thereafter	1,833,558	1,815,794	163,883,444	90.25	202,152,975	111.33
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2020
Lease expirations - San Francisco region in-service properties [1,2,3]

as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	52,797	46,811	2,911,993	62.21	2,911,993	62.21	[4]
Q3 2020	175,797	129,037	8,344,151	64.67	8,022,420	62.17
Q4 2020	66,290	61,317	4,082,594	66.58	4,084,236	66.61
Total 2020	294,884	237,164	15,338,738	64.68	15,018,648	63.33

Q1 2021	395,402	389,546	18,097,381	46.46	18,286,642	46.94
Q2 2021	166,032	158,177	9,440,565	59.68	9,467,797	59.86
Q3 2021	140,232	131,934	6,109,619	46.31	6,259,381	47.44
Q4 2021	178,507	170,248	9,450,949	55.51	9,670,073	56.80
Total 2021	880,173	849,903	43,098,513	50.71	43,683,892	51.40

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	5,228	5,228	132,000	25.25	132,000	25.25
Q4 2020	711	711	48,000	67.51	48,000	67.51
Total 2020	5,939	5,939	180,000	30.31	180,000	30.31

Q1 2021	1,964	1,964	183,819	93.59	183,819	93.59
Q2 2021	12,999	12,999	853,912	65.69	853,912	65.69
Q3 2021	2,655	2,655	142,941	53.84	144,910	54.58
Q4 2021	2,930	2,930	110,372	37.67	126,483	43.17
Total 2021	20,548	20,548	1,291,044	62.83	1,309,123	63.71

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	52,797	46,811	2,911,993	62.21	2,911,993	62.21	[4]
Q3 2020	181,025	134,265	8,476,151	63.13	8,154,420	60.73
Q4 2020	67,001	62,028	4,130,594	66.59	4,132,236	66.62
Total 2020	300,823	243,103	15,518,738	63.84	15,198,648	62.52

Q1 2021	397,366	391,510	18,281,200	46.69	18,470,461	47.18
Q2 2021	179,031	171,176	10,294,477	60.14	10,321,709	60.30
Q3 2021	142,887	134,589	6,252,560	46.46	6,404,291	47.58
Q4 2021	181,437	173,178	9,561,321	55.21	9,796,556	56.57
Total 2021	900,721	870,451	44,389,557	51.00	44,993,015	51.69
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2020
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	293,285	268,925	11,189,828	41.61	11,210,774	41.69	[4]
2021	415,359	407,221	16,969,694	41.67	17,290,977	42.46
2022	284,104	259,921	12,281,499	47.25	12,790,226	49.21
2023	197,297	186,992	10,294,107	55.05	11,125,618	59.50
2024	734,063	688,489	38,628,029	56.11	41,334,780	60.04
2025	537,692	367,570	14,030,881	38.17	15,294,006	41.61
2026	432,193	369,419	31,149,645	84.32	34,659,246	93.82
2027	548,267	396,250	22,727,593	57.36	25,111,079	63.37
2028	310,171	290,396	17,056,879	58.74	20,079,370	69.14
2029	679,673	654,342	29,102,753	44.48	37,334,240	57.06
Thereafter	2,546,459	2,102,287	134,081,700	63.78	170,959,535	81.32

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	43,767	42,352	2,955,223	69.78	2,955,223	69.78
2021	43,515	43,515	3,012,452	69.23	3,027,550	69.57
2022	47,693	42,147	2,208,925	52.41	2,252,793	53.45
2023	83,117	79,996	4,850,963	60.64	4,962,867	62.04
2024	30,455	28,638	1,737,261	60.66	1,842,971	64.35
2025	85,598	80,339	3,083,586	38.38	3,353,096	41.74
2026	39,202	37,995	2,609,151	68.67	2,809,772	73.95
2027	31,893	26,723	1,958,053	73.27	2,246,121	84.05
2028	77,968	63,509	1,476,298	23.25	1,636,196	25.76
2029	28,377	23,580	1,332,572	56.51	1,525,191	64.68
Thereafter	75,242	67,734	3,592,571	53.04	4,019,747	59.35

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	337,052	311,277	14,145,051	45.44	14,165,997	45.51	[4]
2021	458,874	450,736	19,982,146	44.33	20,318,527	45.08
2022	331,797	302,068	14,490,424	47.97	15,043,019	49.80
2023	280,414	266,988	15,145,070	56.73	16,088,485	60.26
2024	764,518	717,127	40,365,290	56.29	43,177,751	60.21
2025	623,290	447,909	17,114,467	38.21	18,647,102	41.63
2026	471,395	407,414	33,758,796	82.86	37,469,018	91.97
2027	580,160	422,973	24,685,646	58.36	27,357,200	64.68
2028	388,139	353,905	18,533,177	52.37	21,715,566	61.36
2029	708,050	677,922	30,435,325	44.90	38,859,431	57.32
Thereafter	2,621,701	2,170,021	137,674,271	63.44	174,979,282	80.63
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2020
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	12,028	10,241	527,613	51.52	527,613	51.52	[4]
Q3 2020	82,362	77,761	4,469,926	57.48	4,469,926	57.48
Q4 2020	198,895	180,924	6,192,289	34.23	6,213,235	34.34
Total 2020	293,285	268,925	11,189,828	41.61	11,210,774	41.69

Q1 2021	137,901	137,901	4,357,450	31.60	4,389,246	31.83
Q2 2021	97,156	92,267	3,839,738	41.62	3,862,580	41.86
Q3 2021	113,060	109,812	7,073,082	64.41	7,272,708	66.23
Q4 2021	67,242	67,242	1,699,424	25.27	1,766,443	26.27
Total 2021	415,359	407,221	16,969,694	41.67	17,290,977	42.46

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	17,626	16,211	1,186,410	73.19	1,186,410	73.19
Q4 2020	26,141	26,141	1,768,813	67.66	1,768,813	67.66
Total 2020	43,767	42,352	2,955,223	69.78	2,955,223	69.78

Q1 2021	15,245	15,245	1,266,595	83.08	1,266,595	83.08
Q2 2021	18,817	18,817	1,175,886	62.49	1,175,886	62.49
Q3 2021	4,491	4,491	283,951	63.23	284,886	63.43
Q4 2021	4,962	4,962	286,019	57.64	300,183	60.50
Total 2021	43,515	43,515	3,012,452	69.23	3,027,550	69.57

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	12,028	10,241	527,613	51.52	527,613	51.52	[4]
Q3 2020	99,988	93,972	5,656,336	60.19	5,656,336	60.19
Q4 2020	225,036	207,065	7,961,102	38.45	7,982,048	38.55
Total 2020	337,052	311,277	14,145,051	45.44	14,165,997	45.51

Q1 2021	153,146	153,146	5,624,045	36.72	5,655,841	36.93
Q2 2021	115,973	111,084	5,015,624	45.15	5,038,466	45.36
Q3 2021	117,551	114,303	7,357,033	64.36	7,557,594	66.12
Q4 2021	72,204	72,204	1,985,443	27.50	2,066,626	28.62
Total 2021	458,874	450,736	19,982,146	44.33	20,318,527	45.08
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2020
Lease expirations - CBD properties [1,2,3,5]
as of June 30, 2020

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	522,571	477,249	22,230,530	46.58	22,248,888	46.62	[4,5]
2021	300,965	242,715	15,259,387	62.87	15,342,140	63.21
2022	302,945	237,229	15,648,708	65.96	15,841,191	66.78
2023	475,594	416,193	30,224,052	72.62	31,915,291	76.68
2024	465,700	436,497	29,452,910	67.48	30,437,570	69.73
2025	347,590	331,075	25,361,361	76.60	27,084,179	81.81
2026	1,077,802	837,878	62,908,846	75.08	69,597,198	83.06
2027	369,108	369,108	31,923,340	86.49	34,791,274	94.26
2028	931,545	931,545	66,091,065	70.95	71,577,182	76.84
2029	461,044	366,519	24,286,575	66.26	27,619,469	75.36
Thereafter	4,279,591	3,793,497	262,928,287	69.31	331,326,287	87.34

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	221,045	121,364	6,037,093	49.74	6,039,649	49.76
2021	465,316	234,396	17,628,189	75.21	18,038,136	76.96
2022	83,809	44,124	2,551,116	57.82	2,672,962	60.58
2023	164,960	87,057	5,577,918	64.07	6,173,358	70.91
2024	133,021	73,062	4,417,735	60.47	5,187,989	71.01
2025	21,923	12,058	735,519	61	865,253	71.76
2026	441,428	242,785	15,438,019	63.59	18,702,157	77.03
2027	—	—	—	—	—	—
2028	280,704	144,608	9,944,249	68.77	13,425,597	92.84
2029	—	—	—	—	—	—
Thereafter	369,480	185,004	12,140,382	65.62	20,280,491	109.62

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	448,047	266,863	19,365,855	72.57	19,365,855	72.57	[4,5]
2021	270,648	206,529	23,477,718	113.68	23,477,718	113.68
2022	681,607	535,180	58,050,083	108.47	56,737,994	106.02
2023	197,413	147,106	20,798,160	141.38	21,688,589	147.43
2024	653,551	476,922	49,485,259	103.76	49,161,923	103.08
2025	347,144	283,248	32,669,667	115.34	34,120,249	120.46
2026	498,951	301,306	43,635,858	144.82	42,036,475	139.51
2027	248,521	164,871	18,872,443	114.47	20,305,862	123.16
2028	216,656	194,610	20,420,090	104.93	22,011,959	113.11
2029	586,449	560,082	60,002,294	107.13	65,855,586	117.58
Thereafter	4,130,866	3,147,330	330,015,280	104.86	402,903,956	128.01

Q2 2020
Lease expirations - CBD properties (continued) [1,2,3,5]
as of June 30, 2020

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	169,793	169,793	12,286,343	72.36	11,964,612	70.47	[4]
2021	376,475	376,475	27,445,958	72.90	27,711,842	73.61
2022	429,499	429,499	31,681,100	73.76	32,644,838	76.01
2023	388,265	388,265	30,411,642	78.33	32,365,091	83.36
2024	536,152	536,152	38,448,700	71.71	39,663,981	73.98
2025	303,979	303,979	24,794,001	81.56	28,086,022	92.39
2026	363,265	363,265	29,773,326	81.96	32,685,116	89.98
2027	341,923	341,923	30,373,579	88.83	34,554,410	101.06
2028	490,778	490,778	41,551,698	84.66	49,064,173	99.97
2029	229,536	229,536	21,611,148	94.15	26,962,138	117.46
Thereafter	1,798,028	1,798,028	163,083,639	90.70	201,058,311	111.82

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	60,685	34,910	1,864,697	53.41	1,874,773	53.70	[4]
2021	55,532	47,394	4,025,796	84.94	4,126,396	87.07
2022	95,091	65,362	4,518,259	69.13	4,658,071	71.27
2023	51,216	37,790	2,640,610	69.88	2,930,663	77.55
2024	206,150	187,929	14,085,893	74.95	15,114,570	80.43
2025	172,570	60,804	3,414,111	56.15	3,740,328	61.51
2026	345,464	281,483	26,908,289	95.59	29,989,091	106.54
2027	215,469	73,985	5,815,863	78.61	6,561,056	88.68
2028	162,306	128,071	8,936,038	69.77	10,453,023	81.62
2029	59,386	29,258	2,131,102	72.84	2,555,102	87.33
Thereafter	1,399,642	947,962	72,998,058	77.01	90,342,780	95.30
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2020, the Company terminated leases for an aggregate of (A) 339,745 square feet of space in Boston, of which BXP’s Share is 307,807 SF and (B) 366,467 SF of space in New York of which BXP’s Share is 219,880 SF.

Q2 2020
Lease expirations - Suburban properties [1,2,3]
as of June 30, 2020

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	110,108	110,108	4,893,096	44.44	4,893,096	44.44
2021	595,620	595,620	24,100,593	40.46	24,306,877	40.81
2022	635,934	635,934	29,720,075	46.73	26,142,411	41.11
2023	273,974	273,974	11,670,040	42.60	12,292,478	44.87
2024	468,487	468,487	21,090,763	45.02	22,144,194	47.27
2025	775,763	775,763	38,985,483	50.25	40,944,285	52.78
2026	222,947	222,947	12,536,855	56.23	14,947,014	67.04
2027	330,491	330,491	14,113,097	42.70	16,047,119	48.56
2028	203,818	203,818	9,141,386	44.85	10,099,763	49.55
2029	290,572	290,572	10,864,046	37.39	12,995,162	44.72
Thereafter	521,842	464,358	22,253,297	47.92	23,435,489	50.47

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	262,874	262,874	9,842,700	37.44	9,842,700	37.44
2021	69,691	69,691	2,304,621	33.07	2,291,073	32.87
2022	111,459	111,459	4,169,605	37.41	4,219,533	37.86
2023	52,668	52,668	1,903,979	36.15	1,978,989	37.57
2024	485,788	485,788	18,341,288	37.76	18,782,514	38.66
2025	204,769	204,769	7,969,289	38.92	8,421,328	41.13
2026	214,924	214,924	8,798,165	40.94	9,417,808	43.82
2027	217,641	217,641	7,763,622	35.67	8,445,716	38.81
2028	43,594	43,594	1,670,259	38.31	1,822,838	41.81
2029	46,766	46,766	1,716,193	36.70	1,926,640	41.20
Thereafter	220,607	220,607	8,426,889	38.20	9,522,771	43.17

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	131,030	73,310	3,232,395	44.09	3,234,036	44.11	[4]
2021	524,246	493,976	16,943,599	34.30	17,281,173	34.98
2022	304,399	180,279	9,623,895	53.38	10,023,065	55.60
2023	248,777	195,228	12,651,638	64.80	13,692,952	70.14
2024	120,028	86,278	4,855,822	56.28	5,422,977	62.85
2025	186,968	178,636	12,618,903	70.64	14,857,898	83.17
2026	166,066	83,033	6,522,417	78.55	7,411,423	89.26
2027	38,907	35,584	2,463,182	69.22	2,959,395	83.17
2028	24,512	12,256	588,692	48.03	766,440	62.54
2029	36,568	18,284	823,196	45.02	1,056,723	57.79
Thereafter	35,530	17,765	799,805	45.02	1,094,665	61.62

Q2 2020
Lease expirations - Suburban properties (continued) [1,2,3]
as of June 30, 2020

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	276,367	276,367	12,280,354	44.43	12,291,224	44.47	[4]
2021	403,342	403,342	15,956,350	39.56	16,192,131	40.14
2022	236,706	236,706	9,972,165	42.13	10,384,948	43.87
2023	229,198	229,198	12,504,460	54.56	13,157,823	57.41
2024	558,368	529,198	26,279,398	49.66	28,063,181	53.03
2025	450,720	387,106	13,700,356	35.39	14,906,775	38.51
2026	125,931	125,931	6,850,507	54.40	7,479,927	59.40
2027	364,691	348,989	18,869,783	54.07	20,796,144	59.59
2028	225,833	225,833	9,597,140	42.50	11,262,542	49.87
2029	648,664	648,664	28,304,224	43.63	36,304,329	55.97
Thereafter	1,222,059	1,222,059	64,676,213	52.92	84,636,502	69.26

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2020
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed above do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citigroup Global Markets	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs & Company, Inc.	Richard Skidmore	801.741.5459
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Jonathan Petersen	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Omotayo Okusanya	212.205.7855
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Michael Wong	312.384.5404
Piper Sandler Companies	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
RW Baird	David Rodgers	216.737.7341
Scotia Capital Inc.	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
SunTrust Robinson Humphrey	Michael Lewis	212.319.5659
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q2 2020
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations, income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 58.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) on and after February 9, 2019, which was the end of the performance period for 2016 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units and (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units plus (z) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2018, 2019 and 2020 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q2 2020
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q2 2020
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q2 2020
Definitions (continued)
Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q2 2020
Reconciliations

(unaudited and in thousands)

BXP’s Share of select items

	Three Months Ended
	30-Jun-20	31-Mar-20
Revenue	$654,773	$752,556
Partners’ share of revenue from consolidated joint ventures (JVs)	(60,168)	(77,577)
BXP’s share of revenue from unconsolidated JVs	43,880	45,408
BXP’s Share of revenue	$638,485	$720,387

Straight-line rent	$17,024	$31,430
Partners’ share of straight-line rent from consolidated JVs	1,592	(4,971)
BXP’s share of straight-line rent from unconsolidated JVs	4,131	4,803
BXP’s Share of straight-line rent	$22,747	$31,262

Write-offs associated with accrued rent (included within straight-line rent)	$(35,944)	$(1,441)
Partners’ share of write-offs associated with accrued rent from consolidated JVs (included within straight-line rent)	10,283	—
BXP’s share of write-offs associated with accrued rent from unconsolidated JVs (included within straight-line rent)	(664)	(85)
BXP’s Share of write-offs associated with accrued rent (included within straight-line rent)	$(26,325)	$(1,526)

Write-offs associated with accounts receivable (included within lease revenue)	$(18,024)	$(836)
Partners’ share of write-offs associated with accounts receivable (included within lease revenue) from consolidated JVs	4,288	45
BXP’s share of write-offs associated with accounts receivable (included within lease revenue) from unconsolidated JVs	(971)	(24)
BXP’s Share of write-offs associated with accounts receivable (included within lease revenue)	$(14,707)	$(815)

Fair value lease revenue [1]	$2,159	$2,991
Partners’ share of fair value lease revenue from consolidated JVs [1]	(296)	(628)
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	685	826
BXP’s Share of fair value lease revenue [2]	$2,548	$3,189

Lease termination income	$3,309	$2,399
Partners’ share of termination income from consolidated JVs	(321)	(238)
BXP’s share of termination income from unconsolidated JVs	—	—
BXP’s Share of termination income	$2,988	$2,161

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	$—	$—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$13,946	$24,504
Partners’ share of parking and other revenue from consolidated JVs	(406)	(612)
BXP’s share of parking and other revenue from unconsolidated JVs	$2,084	$3,394
BXP’s Share of parking and other revenue	$15,624	$27,286

Cash rent abatements and deferrals for the second quarter of 2020 primarily related to COVID-19	$14,159	N/A
Partners’ share of cash rent abatements and deferrals for the second quarter of 2020 primarily related to COVID-19 from consolidated JVs	(83)	N/A
BXP’s share of cash rent abatements and deferrals from unconsolidated JVs for the second quarter of 2020 primarily related to COVID-19	2,475	N/A
BXP’s Share of cash rent abatements and deferrals for the second quarter of 2020 primarily related to COVID-19	$16,551	N/A

Q2 2020
Reconciliations (continued)

BXP’s Share of select items (continued)

	Three Months Ended
	30-Jun-20	31-Mar-20
Hedge amortization	$1,590	$1,579
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,446	$1,435

Straight-line ground rent expense adjustment	$951	$976
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	41	41
BXP’s Share of straight-line ground rent expense adjustment	$992	$1,017

Depreciation and amortization	$178,188	$171,094
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(22,480)	(17,627)
BXP’s share of depreciation and amortization from unconsolidated JVs	21,012	18,332
BXP’s Share of depreciation and amortization	$176,720	$171,799

Lease transaction costs that qualify as rent inducements [2]	$1,616	$2,399
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(120)	(226)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	(187)	1,850
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$1,309	$4,023

2nd generation tenant improvements and leasing commissions	$124,588	$70,386
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(43,777)	(21,113)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	2,213	670
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$83,024	$49,943

Maintenance capital expenditures [3]	$15,461	$20,051
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(91)	(126)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	876	319
BXP’s Share of maintenance capital expenditures [3]	$16,246	$20,244

Interest expense	$107,142	$101,591
Partners’ share of interest expense from consolidated JVs	(10,738)	(10,776)
BXP’s share of interest expense from unconsolidated JVs	10,909	10,923
BXP’s Share of interest expense	$107,313	$101,738

Capitalized interest	$13,717	$14,149
Partners’ share of capitalized interest from consolidated JVs	(1,296)	(1,284)
BXP’s share of capitalized interest from unconsolidated JVs	1,284	2,339
BXP’s Share of capitalized interest	$13,705	$15,204

Amortization of financing costs	$3,428	$3,279
Partners’ share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	538	452
BXP’s Share of amortization of financing costs	$3,584	$3,349

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2020
Reconciliations (continued)

for the three months ended June 30, 2020
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$58,267	$92,700	$150,967
Write-offs associated with accounts receivable	(1,652)	(8,060)	(9,712)
Straight-line rent	15,617	5,432	21,049
Write-offs associated with straight-line rent	(1,357)	(21,644)	(23,001)
Fair value lease revenue	618	109	727
Termination income	1	714	715
Total lease revenue	71,494	69,251	140,745
Parking and other	—	903	903
Total rental revenue [2]	71,494	70,154	141,648
Expenses
Operating	28,044	33,329	61,373
Net Operating Income (NOI)	43,450	36,825	80,275

Other income (expense)
Development and management services revenue	—	2	2
Interest and other income	55	304	359
Interest expense	(21,175)	(5,049)	(26,224)
Depreciation and amortization expense	(18,749)	(28,908)	(47,657)
General and administrative expense	(17)	(24)	(41)
Total other income (expense)	(39,886)	(33,675)	(73,561)
Net income	$3,564	$3,150	$6,714

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$16,719	$15,708	$32,427
BXP’s share of NOI (after income allocation to private REIT shareholders)	$26,731	$21,117	$47,848
Unearned portion of capitalized fees [4]	$33	$378	$411

Partners’ share of select items [3]
Partners’ share of write-offs associated with accounts receivable	$661	$3,627	$4,288
Partners’ share of write-offs associated with straight-line rent	$543	$9,740	$10,283
Partners’ share of parking and other revenue	$—	$406	$406
Partners’ share hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$36	$382
Partners’ share of depreciation and amortization related to capitalized fees	$344	$1,865	$2,209
Partners’ share of capitalized interest	$—	$1,296	$1,296
Partners’ share of lease transaction costs that qualify as rent inducements	$120	$—	$120
Partners’ share of management and other fees	$661	$884	$1,545
Partners’ share of basis differential and other adjustments	$(17)	$(123)	$(140)

Reconciliation of Partners’ share of EBITDAre [3]
Partners’ NCI	$441	$(1,208)	$(767)
Add:
Partners’ share of interest expense after BXP’s basis differential	8,466	2,272	10,738
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,826	14,654	22,480
Partners’ share of EBITDAre	$16,733	$15,718	$32,451

Q2 2020
Reconciliations (continued)

for the three months ended June 30, 2020
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Rental revenue [2]	$28,598	$31,569	$60,167
Less: Termination income	—	321	321
Rental revenue (excluding termination income) [2]	28,598	31,248	59,846
Less: Operating expenses (including partners’ share of management and other fees)	11,879	15,882	27,761
Income allocation to private REIT shareholders	—	(21)	(21)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$16,719	$15,387	$32,106

Rental revenue (excluding termination income) [2]	$28,598	$31,248	$59,846
Less: Straight-line rent	5,704	(7,296)	(1,592)
Fair value lease revenue	247	49	296
Add: Lease transaction costs that qualify as rent inducements	120	—	120
Subtotal	22,767	38,495	61,262
Less: Operating expenses (including partners’ share of management and other fees)	11,879	15,882	27,761
Income allocation to private REIT shareholders	—	(21)	(21)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$10,888	$22,634	$33,522

Reconciliation of Partners’ share of Revenue [3]
Rental revenue [2]	$28,598	$31,569	$60,167
Add: Development and management services revenue	—	1	1
Revenue	$28,598	$31,570	$60,168

_________
1Lease revenue includes recoveries from tenants and service income from tenants.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
3 Amounts represent the partners’ share based on their respective ownership percentage.
4Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Q2 2020
Reconciliations (continued)

for the three months ended June 30, 2020
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES1

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [2]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons	Other Joint Ventures [3]		Total Unconsolidated Joint Ventures
Revenue
Lease [4]	$5,627	$4,210	$5,961		$1,947	$4,352	$19,740		$14,910	$8,005	$11,706	$1,136		$77,594
Write-offs associated with accounts receivable	(169)	—	(124)		—	(2)	—		(833)	(730)	—	—		(1,858)
Straight-line rent	1	2,147	558		42	(43)	(126)		1,657	1,624	381	3,648		9,889
Write-offs associated with straight-line rent	7	—	(435)		—	(113)	—		(123)	(696)	—	—		(1,360)
Fair value lease revenue							9		805		120	—		934
Termination income	—	—	—		—	—	—		—	—	—	—		—
Total lease revenue	5,466	6,357	5,960		1,989	4,194	19,623		16,416	8,203	12,207	4,784		85,199
Parking and other	209	146	204		—	17	1,706		1,329	143	1	533		4,288
Total rental revenue [5]	5,675	6,503	6,164		1,989	4,211	21,329		17,745	8,346	12,208	5,317		89,487
Expenses
Operating	2,309	3,019	3,012		817	1,703	5,373		6,517	4,079	4,126	2,530	[56]	33,485
Net operating income	3,366	3,484	3,152		1,172	2,508	15,956		11,228	4,267	8,082	2,787		56,002

Other income/(expense)
Development and management services revenue	3	—	—		6	—	—		—	—	—	—		9
Interest and other income	8	—	(8)		8	3	20		—	9	—	27		67
Interest expense	(1,416)	(2,901)	(2,063)		(370)	(1,116)	(4,979)		(6,962)	(2,357)	—	(1,142)		(23,306)
Depreciation and amortization expense	(1,179)	(2,798)	(1,456)		(662)	(872)	(5,625)		(8,762)	(4,763)	(8,405)	(2,868)		(37,390)
General and administrative expense	—	(21)	(14)		—	—	(8)		(165)	—	(1)	(10)		(219)
Gain on sale of real estate	—	—	—		11,530	—	—		—	—	—	190		11,720
Total other income/(expense)	(2,584)	(5,720)	(3,541)		10,512	(1,985)	(10,592)		(15,889)	(7,111)	(8,406)	(3,803)		(49,119)
Net income/(loss)	$782	$(2,236)	$(389)		$11,684	$523	$5,364		$(4,661)	$(2,844)	$(324)	$(1,016)		$6,883

BXP’s economic ownership percentage	50%	20%	50%		50%	30%	50%		55%	50%	55%

BXP’s share of write-offs associated with accounts receivable	$85	$—	$62		$—	$1	$—		$458	$365	$—	$—		$971
BXP’s share of write-offs associated with straight-line rent	$(4)	$—	$218		$—	$34	$—		$68	$348	$—	$—		$664
BXP’s share of parking and other revenue	$105	$29	$102		$—	$5	$853		$731	$72	$1	$186		$2,084
BXP’s share of amortization of financing costs	$10	$63	$22	[7]	$22	$4	$13		$72	$180	$—	$152		$538
BXP’s share of capitalized interest	$—	$5	$—	[7]	$—	$—	$—		$—	$431	$—	$848		$1,284
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	[7]	$—	$—	$—		$—	$—	$—	$—		$—

Income/(loss) from unconsolidated joint ventures	$345	$(445)	$(125)	[7]	$5,906	$159	$1,660		$(2,559)	$(1,319)	$(1,446)	$(344)		$1,832
Add:
BXP’s share of interest expense	708	580	1,032	[7]	185	335	2,490		3,829	1,179	—	571		10,909
BXP’s share of depreciation and amortization expense	635	556	654	[7]	335	259	4,706	[8]	4,811	2,279	5,556	1,221		21,012
Less:
BXP’s share of gain on sale of real estate	—	—	—		5,833	—	—		—	—	—	113		5,946
BXP’s share of EBITDAre	$1,688	$691	$1,561	[7]	$593	$753	$8,856		$6,081	$2,139	$4,110	$1,335		$27,807

Q2 2020
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons [2]	Other Joint Ventures [3]	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [5]	$2,838	$1,301	$3,082	[7]	$995	$1,263	$11,537	[8]	$9,760	$4,173	$6,396	$2,530	$43,875
BXP’s share of operating expenses	1,155	604	1,506	[7]	409	511	2,687		3,584	2,040	2,269	1,199	15,964
BXP’s share of net operating income/(loss)	1,683	697	1,576	[7]	586	752	8,850		6,176	2,133	4,127	1,331	27,911
Less:
BXP’s share of termination income	—	—	—	[7]	—	—	—		—	—	—	—	—
BXP’s share of net operating income/(loss) (excluding termination income)	1,683	697	1,576	[7]	586	752	8,850		6,176	2,133	4,127	1,331	27,911
Less:
BXP’s share of straight-line rent	4	429	62	[7]	21	(47)	372	[8]	844	464	158	1,824	4,131
BXP’s share of fair value lease revenue	—	—	—	[7]	—	—	442	[8]	443	—	(200)	—	685
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—	—	[7]	—	—	—		—	—	—	41	41
BXP’s share of lease transaction costs that qualify as rent inducements	—	86	2	[7]	—	—	—		52	—	(327)	—	(187)
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$1,679	$354	$1,516	[7]	$565	$799	$8,036	[8]	$4,941	$1,669	$3,842	$(452)	$22,949

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [5]	$2,838	$1,301	$3,082	[7]	$995	$1,263	$11,537	[8]	$9,760	$4,173	$6,396	$2,530	$43,875
Add:
BXP’s share of development and management services revenue	2	—	—	[7]	3	—	—		—	—	—	—	5
BXP’s share of revenue	$2,840	$1,301	$3,082	[7]	$998	$1,263	$11,537	[8]	$9,760	$4,173	$6,396	$2,530	$43,880

_____________
1Commencing in mid March 2020, the COVID-19 pandemic began to have an impact on the United States. Consequently, the Company’s financial results have been adversely impacted for the three months ended June 30, 2020. For additional detail, see page 58.
2 Annapolis Junction includes three in-service properties and two undeveloped land parcels, for additional detail see page 13.
3 Includes 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility, 3 Hudson Boulevard, 540 Madison Avenue and Platform 16.
4 Lease revenue includes recoveries from tenants and service income from tenants.
5 See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
6 Includes approximately $80 of straight-line ground rent expense.
7 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
8 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q2 2020
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
30-Jun-19
Revenue
Lease	$680,189
Parking and other	26,319
Hotel revenue	14,844
Development and management services	9,986
Direct reimbursements of payroll and related costs from management services contracts	2,403
Total revenue	733,741
Expenses
Operating	127,939
Real estate taxes	129,620
Demolition costs	412
Hotel	9,080
General and administrative	35,071
Payroll and related costs from management services contracts	2,403
Transaction costs	417
Depreciation and amortization	177,411
Total expenses	482,353
Other income (expense)
Income from unconsolidated joint ventures	47,964
Gains on sales of real estate	1,686
Gains from investments in securities	1,165
Interest and other income	3,615
Interest expense	(102,357)
Net income	203,461
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,482)
Noncontrolling interest - common units of the Operating Partnership	(19,036)
Net income attributable to Boston Properties, Inc.	166,943
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$164,318

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.06
Net income attributable to Boston Properties, Inc. per share - diluted	$1.06

Q2 2020
Funds from operations (FFO) [1] - prior year

(unaudited and dollars in thousands, except per share amounts)

Three Months Ended
30-Jun-19
Net income attributable to Boston Properties, Inc. common shareholders	$164,318
Add:
Preferred dividends	2,625
Noncontrolling interest - common units of the Operating Partnership	19,036
Noncontrolling interests in property partnerships	17,482
Net income	203,461
Add:
Depreciation and amortization expense	177,411
Noncontrolling interests in property partnerships' share of depreciation and amortization	(17,869)
BXP's share of depreciation and amortization from unconsolidated joint ventures	14,778
Corporate-related depreciation and amortization	(412)
Less:
Gain on sale of real estate included within income from unconsolidated joint ventures	47,757
Gains on sales of real estate	1,686
Noncontrolling interests in property partnerships	17,482
Preferred dividends	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	307,819
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	31,544
FFO attributable to Boston Properties, Inc. common shareholders	$276,275

Boston Properties, Inc.’s percentage share of Basic FFO	89.75%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.25%
Basic FFO per share	$1.79
Weighted average shares outstanding - basic	154,555
Diluted FFO per share	$1.78
Weighted average shares outstanding - diluted	154.874

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q2 2020
Funds available for distributions (FAD) [1] - prior year

(unaudited and in thousands)

Three Months Ended
30-Jun-19
Net income attributable to Boston Properties, Inc. common shareholders	$164,318
Add:
Preferred dividends	2,625
Noncontrolling interest - common units of the Operating Partnership	19,036
Noncontrolling interests in property partnerships	17,482
Net income	203,461
Add:
Depreciation and amortization expense	177,411
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,869)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	14,778
Corporate-related depreciation and amortization	(412)
Less:
Gain on sale of real estate included within income from unconsolidated joint ventures	47,757
Gains on sales of real estate	1,686
Noncontrolling interests in property partnerships	17,482
Preferred dividends	2,625
Basic FFO	307,819
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,2]	1,587
BXP’s Share of hedge amortization [1]	1,435
Straight-line ground rent expense adjustment [3]	1,019
Stock-based compensation	10,394
Non-real estate depreciation	412
Unearned portion of capitalized fees from consolidated joint ventures	4,092
Less:
BXP’s Share of straight-line rent [1]	18,653
BXP’s Share of fair value lease revenue [1,4]	5,124
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	51,822
BXP’s Share of maintenance capital expenditures [1,5]	27,016
Hotel improvements, equipment upgrades and replacements	424
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	223,719

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	164,041

FAD Payout Ratio1 (B÷A)	73.32%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.